UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21744

Name of Fund:    FDP Series, Inc.

Franklin Templeton Total Return FDP Fund

Marsico Growth FDP Fund

MFS Research International FDP Fund

Van Kampen Value FDP Fund

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer, FDP Series, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2009

Date of reporting period: 05/31/2009

Item 1 – Report to Stockholders

EQUITIES  FIXED INCOME  REAL ESTATE  LIQUIDITY  ALTERNATIVES  BLACKROCK SOLUTIONS

FDP Series, Inc.

ANNUAL REPORT | MAY 31, 2009

MFS Research International FDP Fund

Marsico Growth FDP Fund

Van Kampen Value FDP Fund

Franklin Templeton Total Return FDP Fund

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

FDP Series is part of the Funds Diversified PortfoliosSM (FDP) Service. You may receive separate shareholder reports for other funds available through the Service.

2	FDP SERIES, INC.	MAY 31, 2009

Dear Shareholder

The past 12 months reveal a tale of two markets — one of investor pessimism and decided weakness, and another of optimism and some nascent signs of recovery. The first half of the year was characterized by the former as the global financial crisis erupted into the worst recession in decades. Economic data were uniformly poor and daily headlines recounted financial sector casualties, volatile swings in global financial markets, and monumental government actions that included widespread (and globally coordinated) monetary and quantitative easing by central banks and large-scale fiscal stimuli. Sentiment improved noticeably in March, however, on the back of new program announcements by the Treasury and Federal Reserve, as well as better-than-expected economic data, particularly in retail sales, consumer confidence and select areas of the housing market.

Against this backdrop, US equities contended with unprecedented volatility, posting steep declines early, and then recouping those losses — and more — in the final three months of the reporting period. The experience in international markets was similar to that in the United States, though there was a marked divergence in regional performance. Notably, emerging economies, which lagged most developed regions through the downturn, were among the market leaders during the late-period rally.

In fixed income markets, while risk aversion was a prevalent theme, relatively attractive yields and distressed valuations, alongside a more favorable macro environment, eventually captured investor attention and led to a sharp recovery in non-Treasury assets. A notable example from the opposite end of the credit spectrum was the high yield sector, which has firmly outpaced all other taxable asset classes since the start of 2009. At the same time, the municipal bond market enjoyed a strong return after the exceptional market volatility of 2008, buoyed by a combination of attractive valuations, stable retail investor demand and a slowdown in forced selling. Direct aid to state and local governments via the American Recovery and Reinvestment Act of 2009 has also lent support.

All told, results for the major benchmark indices reflected a bifurcated market.

Total Returns as of May 31, 2009	6-month	12-month

US equities (S&P 500 Index)	4.05%	(32.57)%

Small cap US equities (Russell 2000 Index)	7.02	(31.79)

International equities (MSCI Europe, Australasia, Far East Index)	15.10	(36.61)

US Treasury securities (Merrill Lynch 10-Year US Treasury Index)	(2.78)	8.52

Taxable fixed income (Barclays Capital US Aggregate Bond Index)	5.10	5.36

Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	9.00	3.57

High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	36.14	(7.06)

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional insight and timely “food for thought,” we invite you to visit our award-winning Shareholder® magazine, now available exclusively online at www.blackrock.com/shareholdermagazine. We thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Announcement to Shareholders

On June 16, 2009, BlackRock, Inc. announced that it received written notice from Barclays PLC (“Barclays”) in which Barclays’ Board of Directors had accepted BlackRock’s offer to acquire Barclays Global Investors (“BGI”). Barclays also notified BlackRock that its Board will recommend the transaction to Barclays’ shareholders for approval at a special meeting to be held in early August 2009. The combination of BlackRock and BGI will bring together market leaders in active and index strategies to create one of the preeminent asset management firms. The transaction is expected to close in the fourth quarter 2009 following approval by Barclays’ shareholders, the receipt of client consents and regulatory approvals, and satisfaction of customary closing conditions.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of May 31, 2009	MFS Research International FDP Fund

Portfolio Management Commentary

How did the Fund perform?

•

The Fund underperformed its primary benchmark, the MSCI Europe, Australasia and the Far East (“EAFE”) Index, and its secondary benchmark, the MSCI All Country World (excluding US) Index, for the 12-month period ended May 31, 2009. The following discussion of relative performance pertains to the Fund’s primary benchmark.

What factors influenced performance?

•

Security selection in the financial services sector was the primary detractor from Fund performance relative to the MSCI EAFE Index. Notable laggards included British financial services firms, Barclays Plc and Standard Chartered Plc, Anglo Irish Bank Corp. Plc (Ireland), Intesa Sanpaolo SpA (Italy), Erste Bank der Oesterreichischen Sparkassen AG (Austria), Sumitomo Mitsui Financial Group, Inc. (Japan) and global insurance company AXA SA (France).

•

Stocks within other sectors that dampened relative results included information technology company Satyam Computer Services Ltd. (India) and special warehousing and storage firm Brambles Ltd. (Australia). Not owning integrated oil company BP Plc (UK) also hampered relative results as the stock outperformed the benchmark over the year.

•

The Fund’s currency exposure also detracted from relative performance. All of our investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

•

On the positive side, stock selection in the capital goods subsector contributed to the Fund’s relative performance during the 12 months. Strong-performing shipyard operator Keppel Corp. Ltd. (Singapore), mining operator Rio Tinto Plc (UK) and parcel delivery services company Yamato Transport Co., Ltd. (Japan) were among the top-contributing stocks.

•

Security selection in the consumer cyclical sector also aided relative results. In particular, an overweight in fashion distributor Inditex SA (Spain) and the Fund’s position in UK-based home improvement store operator Kingfisher Plc boosted performance for the period.

•

Individual securities in other sectors that helped relative returns included Astellas Pharma, Inc. (Japan) and Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan). The Fund’s positioning in financial services firm HSBC Holdings Plc (UK) and avoidance of The Royal Bank of Scotland Group Plc (UK) were also positive factors.

•

Finally, the Fund’s cash and cash equivalent position was a contributor to relative performance over the reporting period. The Fund holds cash to buy new holdings and to provide liquidity. During a period of declining equity markets, holding cash helped performance versus the benchmark, which has no cash position.

Describe recent portfolio activity.

•

During the period, we sought opportunities in sectors we believed had been unjustifiably beaten back. Specifically, we increased the Fund’s weighting in Asian financials after they were sold en masse amid the global liquidation of anything banking-related. We sought out value in the many Asian financials that had better fundamentals and more solid balance sheets than many of their developed market peers. In the energy sector, we increased exposure to companies poised to benefit from an increase in oil prices. Many of these companies had been trading at depressed valuations, given the anticipated drop in global demand.

•	Meanwhile, we trimmed some of the Fund’s emerging market exposure in consumer staples, following a period of outperformance that was driven by growth prospects and solid fundamentals.

Describe Fund positioning at period end.

•

The Fund is a sector-neutral portfolio that emphasizes bottom-up fundamental research. Stock selection is, therefore, strictly a by-product of where our analysts are finding their best ideas. We have continued to focus on larger-cap companies with low financing needs, strong balance sheets and an ability to generate free cash flow. Although, near term, we have witnessed a rally in lower-quality, higher-beta names, we continue to emphasize higher-quality names as a means of managing risk and growth potential during times of economic slowdown and increased market uncertainty.

The views expressed reflect the opinions of the sub-advisor as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	FDP SERIES, INC.	MAY 31, 2009

MFS Research International FDP Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

[2]

MFS Research International FDP Fund invests, under normal market conditions, at least 65% of its assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of foreign companies.

[3]	This unmanaged broad-based Index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East.

[4]	This market capitalization Index is designed to measure equity market performance in the developed and emerging markets, excluding the U.S.

[5]	Commencement of operations.

Performance Summary for the Period Ended May 31, 2009

		Average Annual Total Returns[6]

		1 Year		Since Inception[7]

	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge

Institutional	16.71%	(37.06)%	N/A	(0.44)%	N/A
Investor A	16.64	(37.24)	(40.53)%	(0.69)	(2.08)%
Investor B	16.07	(37.76)	(40.53)	(1.47)	(2.17)
Investor C	16.12	(37.75)	(38.37)	(1.47)	(1.47)
MSCI EAFE Index	15.10	(36.61)	N/A	(0.70)	N/A
MSCI All Country World (excluding US) Index	21.76	(35.89)	N/A	1.39	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Portfolio commenced operations on 7/27/05.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

FDP SERIES, INC.	MAY 31, 2009	5

Fund Summary as of May 31, 2009	Marsico Growth FDP Fund

Portfolio Management Commentary

How did the Fund perform?

•	The Fund’s Institutional Shares outperformed the benchmark S&P 500 Index for the 12-month period ended May 31, 2009, while its Investor A, Investor B and Investor C Shares lagged the index.

What factors influenced performance?

•

An underweight in both consumer staples and health care detracted significantly from Fund performance over the 12 months, as these were the benchmark’s strongest-performing sectors. Key laggards in consumer staples included Wal-Mart Stores, Inc., Heineken NV and The Coca-Cola Co. Notably, Heineken and Coca-Cola were sold during the period.

•

An underweight and stock selection in telecommunication services also hampered results. Among the individual detractors were AT&T Inc., China Mobile Ltd. and America Movil, SA de CV; all were sold during the period. Stock selection in the transportation industry was another source of underperformance over the reporting period as railroad operators Union Pacific Corp. and Norfolk Southern Corp. were key laggards in this area.

•

On the positive side, as the benchmark declined by more than 32% for the year, the Fund’s average cash and short-term investments of approximately 9% of net assets benefited performance and helped preserve capital to some degree. By period end, cash was reduced to approximately 1% of the Fund’s net assets.

•

Stock selection within the financials sector also contributed to performance. In particular, Fund holdings The Goldman Sachs Group, Inc. and JPMorgan Chase & Co. — while declining during the period — significantly outperformed the industry group in the benchmark and, thus, added to performance results. The Fund further benefited from maintaining an average underweight in the subsector, as diversified financials was among the weakest-performing industry groups in the benchmark. Elsewhere in the financials sector, the Fund’s holdings in the banking industry proved advantageous as, collectively, their decline was considerably less steep than that of the benchmark’s industry group.

•

Similarly, stock selection in the materials sector enhanced relative results as the collective return of the Fund’s holdings, though negative, significantly outpaced that of the benchmark’s holdings in the sector. In the pharmaceutical/biotechnology area, performance was aided by strong gains in Genentech, Inc. and Schering-Plough Corp. prior to being tendered or sold from the Fund.

Describe recent portfolio activity.

•

Several intra-period changes were made during the reporting period. The Fund’s allocation to financials, which began the period in-line with the benchmark, was pared significantly in January and February, but was increased later in the period. An allocation to health care was increased significantly in the middle of the period, but was later reduced. The Fund’s exposure to industrials and energy was also reduced during the year.

Describe Fund positioning at period end.

•

At period end, the Fund was overweight versus the benchmark in the materials, consumer discretionary, information technology (IT) and financials sectors, while it maintained significant underweight positions in health care and consumer staples.

•

The Fund’s most significant economic sector allocations at the end of the year were in IT, financials, consumer discretionary and materials, while it had no exposure to the telecommunication services or utilities sectors.

The views expressed reflect the opinions of the sub-advisor as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	FDP SERIES, INC.	MAY 31, 2009

Marsico Growth FDP Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

[2]	Marsico Growth FDP Fund invests primarily in equity securities of large cap companies that are selected for their growth potential.

[3]

This unmanaged broad-based Index is comprised of 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE capitalization and 30% of NYSE issues.

[4]	Commencement of operations.

Performance Summary for the Period Ended May 31, 2009

		Average Annual Total Returns[5]

		1 Year		Since Inception[6]

	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge

Institutional	9.22%	(32.49)%	N/A	(4.76)%	N/A
Investor A	8.89	(32.70)	(36.24)%	(5.00)	(6.33)%
Investor B	8.58	(33.25)	(36.25)	(5.73)	(6.48)
Investor C	8.44	(33.25)	(33.92)	(5.73)	(5.73)
S&P 500 Index	4.05	(32.57)	N/A	(5.44)	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Portfolio commenced operations on 7/27/05.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

FDP SERIES, INC.	MAY 31, 2009	7

Fund Summary as of May 31, 2009	Van Kampen Value FDP Fund

Portfolio Management Commentary

How did the Fund perform?

•	The Fund outperformed the Russell 1000 Value Index for the 12-month period ended May 31, 2009.

What factors influenced performance?

•

Relative to the Russell 1000 Value Index, the Fund benefited from its overweight position in the health care sector, where pharmaceuticals holdings drove strong performance over the period. Significant overweights in the consumer staples and information technology sectors further added to relative performance. The Fund’s only significant detractor was stock selection in the financials sector.

•

The Fund’s cash position also helped relative performance because it reduced the Fund’s total exposure to volatility in the equity market. (In contrast, the Index holds no cash and therefore did not receive the same benefit.)

Describe recent portfolio activity.

•

We have been building exposure to technology companies that we believe offer a compelling combination of attributes, including high, free cash flow yield; attractive valuations; the potential to benefit from a new product replacement cycle; and minimal exposure to unfunded pension liabilities. As of period end, the Fund was significantly overweight in information technology, with a weighting three times that of the Russell 1000 Value Index sector weighting. Elsewhere in the portfolio, we selectively added positions to individual energy stocks that fit our investment criteria.

•

In contrast, starting in the fourth quarter of 2008, we began trimming consumer staples positions that performed well, as their relative risk-reward characteristics looked less favorable according to our criteria. However, in the latter months of the period, some of these stocks began to look attractive again as renewed risk appetites led investors to rotate out of the defensive areas of the market, including consumer staples and health care.

Describe Fund positioning at period end.

•	We continue to position the Fund from a bottom-up basis, selecting stocks that we believe have reasonable valuations relative to our assessment of fair value.

•

At period end, the financials sector remained the largest sector weight, with holdings broadly diversified across capital markets, commercial banks, diversified financial services and insurance stocks. The next largest sector exposures were consumer staples and consumer discretionary. The smallest sector weightings were in utilities (in which the Fund owns no stocks), energy and telecommunication services.

The views expressed reflect the opinions of the sub-advisor as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	FDP SERIES, INC.	MAY 31, 2009

Van Kampen Value FDP Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

[2]	Van Kampen Value FDP Fund invests, under normal market conditions, primarily in a portfolio of equity securities, consisting principally of common stocks.

[3]	This unmanaged broad-based Index is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with lower price/book ratios and lower forecasted growth values.

[4]	Commencement of operations.

Performance Summary for the Period Ended May 31, 2009

		Average Annual Total Returns[5]

		1 Year		Since Inception[6]

	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge

Institutional	5.72%	(30.38)%	N/A	(6.79)%	N/A
Investor A	5.67	(30.62)	(34.26)%	(7.01)	(8.31)%
Investor B	5.29	(31.13)	(34.20)	(7.73)	(8.42)
Investor C	5.19	(31.13)	(31.82)	(7.73)	(7.73)
Russell 1000 Value Index	(0.79)	(35.35)	N/A	(6.57)	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Portfolio commenced operations on 7/27/05.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

FDP SERIES, INC.	MAY 31, 2009	9

Fund Summary as of May 31, 2009	Franklin Templeton Total Return FDP Fund

Portfolio Management Commentary

How did the Fund perform?

•	The Fund underperformed the benchmark Barclays Capital US Aggregate Bond Index for the 12-month period ended May 31, 2009.

What factors influenced performance?

•

Performance over the reporting period was widely bifurcated. During the first half of the period, Fund performance was hurt by historic turmoil in the credit markets, the cessation of liquidity and a significant flight to quality, as spreads widened across sectors in which the Fund invested. While performance improved during the second half of the period, the Fund’s significant underperformance early on weighed on overall returns.

•

Among the key detractors over the 12 months was an overweight relative to the benchmark in higher-quality, investment-grade corporate bonds. An overweight allocation to securitized sectors, including asset-backed securities and commercial mortgage-backed securities (CMBS), also hurt relative performance.

•

By contrast, an overweight allocation to mortgage-backed securities (MBS) contributed to performance. The Fund’s diversified allocation to foreign bond and currency markets, including local currency government debt and currency exposures, also aided comparative results. Additionally, during the second half of the period, the Fund delivered strong performance across sectors as volatility eased from elevated levels and spreads tightened.

•	The Fund maintained moderate levels of cash during the period, which did not significantly impact performance.

Describe recent portfolio activity.

•	On the whole, we continued to emphasize higher-quality, securitized sectors in the portfolio.

•

Although we maintained a slightly overweight position in investment-grade corporate bonds to take advantage of valuations we deemed attractive, we moderately reduced exposure to this sector by removing positions that did not provide what we considered to be the most attractive risk/return profiles.

•	We also continued to seek value in global fixed income markets as global economic instability and rapid changes in capital flows created divergences in value across markets.

Describe Fund positioning at period end.

•	Throughout the reporting period, we remained committed to our disciplined process and selected what we believed were the most attractive investment opportunities across debt-related sectors.

•

We continued to favor agency MBS, higher-quality CMBS and certain asset-backed sectors over US agency and Treasury sectors. Given the deteriorating economic and financing landscape, we believed these sectors could remain challenged over the intermediate term. However, we emphasized higher-quality securities that were senior in the capital structure and may benefit from strong levels of credit protection.

•

Relative to the benchmark, the Fund maintained a moderately overweight position in investment-grade corporate bonds, based on our belief that they remained attractive on a longer-term basis. Additionally, the Fund was overweight in the below-investment-grade sector, based on our belief that an improving economic outlook should benefit the sector over the long term. We remained diversified in international bond and currency opportunities.

The views expressed reflect the opinions of the sub-advisor as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	FDP SERIES, INC.	MAY 31, 2009

Franklin Templeton Total Return FDP Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

[2]	Franklin Templeton Total Return FDP Fund invests, under normal market conditions, at least 80% of its assets in investment grade debt securities.

[3]

This unmanaged market-weighted Index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and U.S. Treasury and government agency issues with at least one year to maturity.

[4]	Commencement of operations.

Performance Summary for the Period Ended May 31, 2009

			Average Annual Total Returns[5]

			1 Year		Since Inception[6]

	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge

Institutional	4.66%	12.80%	(1.49)%	N/A	2.38%	N/A
Investor A	4.28	12.79	(1.62)	(5.56)%	2.16	1.08%
Investor B	3.97	12.48	(2.16)	(5.83)	1.62	0.94
Investor C	3.84	12.47	(2.18)	(3.10)	1.58	1.58
Barclays Capital US Aggregate Bond Index	—	5.10	5.36	N/A	4.85	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Portfolio commenced operations on 7/27/05.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

FDP SERIES, INC.	MAY 31, 2009	11

About Fund Performance

Shares are only available for purchase through the FDP Service.

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•

Investor A Shares (for all Funds except Franklin Templeton Total Return FDP Fund) incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Franklin Templeton Total Return FDP Fund incurs a maximum initial sales charge (front-end load) of 4% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares (for all Funds except Franklin Templeton Total Return FDP Fund) are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, these Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) Franklin Templeton Total Return FDP Fund is subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, its Investor B Shares are subject to a distribution fee of 0.50% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

•

Investor C Shares (for all Funds except Franklin Templeton Total Return FDP Fund) are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Franklin Templeton Total Return FDP Fund is subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The MFS Research International FDP Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in the performance tables on pages 4 – 11 assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Funds’ Manager waived a portion of its fees. Without such waiver, the Funds’ performance would have been lower.

12	FDP SERIES, INC.	MAY 31, 2009

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees and other Fund expenses. The expense examples on pages 13 and 14 (which are based on a hypothetical investment of $1,000 invested on December 1, 2008 and held through May 31, 2009) are intended to assist shareholders both in calculating expenses based on an investment in these Funds and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

MFS Research International FDP Fund

	Actual			Hypothetical[2]

	Beginning Account Value December 1, 2008	Ending Account Value May 31, 2009	Expenses Paid During the Period[1]	Beginning Account Value December 1, 2008	Ending Account Value May 31, 2009	Expenses Paid During the Period[1]

Institutional	$1,000	$1,167.10	$8.18	$1,000	$1,017.45	$7.62
Investor A	$1,000	$1,166.40	$9.48	$1,000	$1,016.25	$8.82
Investor B	$1,000	$1,160.70	$13.61	$1,000	$1,012.40	$12.68
Investor C	$1,000	$1,161.20	$13.51	$1,000	$1,012.50	$12.58

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.51% for Institutional, 1.75% for Investor A, 2.52% for Investor B and 2.50% for Investor C), multiplied by the average account value over the period, multiplied by 182/364 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 364.

Marsico Growth FDP Fund

	Actual			Hypothetical[4]

	Beginning Account Value December 1, 2008	Ending Account Value May 31, 2009	Expenses Paid During the Period[3]	Beginning Account Value December 1, 2008	Ending Account Value May 31, 2009	Expenses Paid During the Period[3]

Institutional	$1,000	$1,092.20	$6.54	$1,000	$1,018.75	$6.31
Investor A	$1,000	$1,088.90	$7.78	$1,000	$1,017.55	$7.52
Investor B	$1,000	$1,085.80	$11.89	$1,000	$1,013.60	$11.48
Investor C	$1,000	$1,084.40	$11.72	$1,000	$1,013.75	$11.33

[3]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.25% for Institutional, 1.49% for Investor A, 2.28% for Investor B and 2.25% for Investor C), multiplied by the average account value over the period, multiplied by 182/364 (to reflect the one-half year period shown).

[4]	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 364.

Van Kampen Value FDP Fund

	Actual			Hypothetical[2]

	Beginning Account Value December 1, 2008	Ending Account Value May 31, 2009	Expenses Paid During the Period[1]	Beginning Account Value December 1, 2008	Ending Account Value May 31, 2009	Expenses Paid During the Period[1]

Institutional	$1,000	$1,057.20	$5.61	$1,000	$1,019.55	$5.50
Investor A	$1,000	$1,056.70	$6.84	$1,000	$1,018.35	$6.71
Investor B	$1,000	$1,052.90	$10.78	$1,000	$1,014.50	$10.58
Investor C	$1,000	$1,051.90	$10.62	$1,000	$1,014.65	$10.43

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.09% for Institutional, 1.33% for Investor A, 2.10% for Investor B and 2.07% for Investor C), multiplied by the average account value over the period, multiplied by 182/364 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 364.

FDP SERIES, INC.	MAY 31, 2009	13

Disclosure of Expenses (concluded)

Franklin Templeton Total Return FDP Fund

	Actual			Hypothetical[4]

	Beginning Account Value December 1, 2008	Ending Account Value May 31, 2009	Expenses Paid During the Period[3]	Beginning Account Value December 1, 2008	Ending Account Value May 31, 2009	Expenses Paid During the Period[3]

Institutional	$1,000	$1,128.00	$4.73	$1,000	$1,020.55	$4.50
Investor A	$1,000	$1,127.90	$6.12	$1,000	$1,019.25	$5.81
Investor B	$1,000	$1,124.80	$9.08	$1,000	$1,016.45	$8.62
Investor C	$1,000	$1,124.70	$9.14	$1,000	$1,016.40	$8.67

[3]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.89% for Institutional, 1.15% for Investor A, 1.71% for Investor B and 1.72% for Investor C), multiplied by the average account value over the period, multiplied by 182/364 (to reflect the one-half year period shown).

[4]	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 364.

The Benefits and Risks of Leveraging

Franklin Templeton Total Return FDP Fund (the “Fund”) may utilize leverage to seek to enhance the yield and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage through dollar rolls. In general, the concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders will benefit from the incremental yield.

The use of leverage may enhance opportunities for increased returns to the Fund, but as described above, they also create risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Fund’s NAV, market price and dividend rate than a comparable portfolio without leverage. If the income derived securities purchased with assets received from leverage exceeds the cost of leverage, the Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Fund may be required to sell portfolio securities at inopportune times or below fair market values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund will incur expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce investment returns.

Derivative Instruments

The Funds may invest in various derivative instruments, including forward currency exchange contracts, swaps and other instruments specified in the Notes to Financial Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the other party to the transaction and illiquidity of the derivative instrument. The Funds’ ability to successfully use a derivative instrument depends on the Advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Funds can realize on an investment or may cause the Funds to hold a security that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

14	FDP SERIES, INC.	MAY 31, 2009

Portfolio Information as of May 31, 2009

Ten Largest Holdings

MFS Research International FDP Fund	Percent of Long-Term Investments

Total SA	3%
HSBC Holdings Plc	3
Nestlé SA Registered Shares	3
Roche Holding AG	3
Royal Dutch Shell Plc	2
E.ON AG	2
BNP Paribas SA	2
BHP Billiton Plc	2
Vodafone Group Plc	2
Eni SpA	2

Marsico Growth FDP Fund	Percent of Long-Term Investments

McDonald’s Corp.	7%
Apple, Inc.	5
Transocean Ltd.	5
The Goldman Sachs Group, Inc.	5
Visa, Inc. Class A	4
Mastercard, Inc. Class A	4
Google, Inc. Class A	4
Petroleo Brasileiro SA	3
JPMorgan Chase & Co.	3
QUALCOMM, Inc.	3

Van Kampen Value FDP Fund	Percent of Long-Term Investments

Chubb Corp.	5%
Viacom, Inc. Class B	4
Comcast Corp. Class A	4
International Paper Co.	4
JPMorgan Chase & Co.	3
eBay, Inc.	3
Cadbury Plc	3
Verizon Communications, Inc.	3
Schering-Plough Corp.	3
Bristol-Myers Squibb Co.	3

Geographic Allocation

MFS Research International FDP Fund	Percent of Long-Term Investments

Japan	16%
United Kingdom	14
France	12
Germany	11
Switzerland	11
Netherlands	4
Hong Kong	4
Italy	4
China	3
Mexico	2
United States	2
Singapore	2
Australia	2
Taiwan	2
South Korea	2
Brazil	1
Spain	1
Sweden	1
Greece	1
Ireland	1
Finland	1
Canada	1
Cayman Islands	1
Norway	1

FDP SERIES, INC.	MAY 31, 2009	15

Portfolio Information as of May 31, 2009 (concluded)

Sector Allocation

MFS Research International FDP Fund	Percent of Long-Term Investments

Financials	24%
Industrials	14
Energy	12
Health Care	8
Consumer Discretionary	8
Consumer Staples	8
Materials	8
Information Technology	7
Telecommunication Services	6
Utilities	5

Marsico Growth FDP Fund	Percent of Long-Term Investments

Information Technology	24%
Financials	18
Consumer Discretionary	16
Materials	13
Industrials	11
Energy	9
Consumer Staples	6
Health Care	3

Van Kampen Value FDP Fund	Percent of Long-Term Investments

Consumer Discretionary	19%
Financials	18
Health Care	17
Consumer Staples	17
Information Technology	13
Materials	6
Telecommunication Services	4
Energy	4
Industrials	2

Portfolio Composition

Franklin Templeton Total Return FDP Fund	Percent of Long-Term Investments

U.S. Government Sponsored Agency Mortgage-Backed Securities	35%
Corporate Bonds	28
Asset-Backed Securities	10
Foreign Government Obligations	8
Non-U.S. Government Sponsored Agency Mortgage-Backed Securities	8
Preferred Securities	3
U.S. Treasury Obligations	2
Floating Rate Loan Interests	2
U.S. Government Sponsored Agency Mortgage-Backed Securities — Collateralized Mortgage Obligations	2
U.S. Government Sponsored Agency Obligations	1
Municipal Bonds	1

Credit Quality Allocation[1]

Franklin Templeton Total Return FDP Fund	Percent of Long-Term Investments

AAA/Aaa[2]	59%
AA/Aa	3
A/A	8
BBB/Baa	15
BB/Ba	7
B/B	5
CCC/Caa	1
Not Rated	2

[1]	Using the higher of Standard & Poor’s or Moody’s Investors Service ratings.

[2]	Includes U.S. Government Sponsored Agency Obligations, which are deemed AAA/Aaa by the investment advisor.

For Fund compliance purposes, each Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease. These sector classifications are unaudited.

16	FDP SERIES, INC.	MAY 31, 2009

Schedule of Investments May 31, 2009	MFS Research International FDP Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Australia — 1.8%
Lihir Gold Ltd. (a)	241,220	$626,375
Paladin Resources Ltd. (a)	179,323	731,989
QBE Insurance Group Ltd.	45,830	719,140

		2,077,504

Brazil — 1.4%
Duratex SA (Preference Shares)	25,700	242,293
Itau Unibanco Banco Multiplo SA (b)	49,641	796,738
Petroleo Brasileiro SA (b)	14,140	622,584

		1,661,615

Canada — 0.9%
Nexen, Inc.	21,680	531,202
Rogers Communications, Inc. Class B	17,080	507,198

		1,038,400

Cayman Islands — 0.9%
Hengan International Group Co. Ltd.	126,000	575,378
Shimao Property Holdings Ltd.	259,000	451,930

		1,027,308

China — 2.5%
Bank of China Ltd.	2,690,000	1,220,017
China Life Insurance Co. Ltd.	316,000	1,161,586
China Unicom Ltd.	448,000	551,441

		2,933,044

Finland — 1.1%
Nokia Oyj	80,440	1,234,485

France — 11.5%
BNP Paribas SA	38,424	2,662,688
Compagnie Générale des Etablissements Michelin	8,510	519,258
GDF Suez	52,200	2,062,443
Groupe Danone	25,747	1,286,563
LVMH Moet Hennessy Louis Vuitton SA	22,860	1,904,199
Schneider Electric SA	19,700	1,472,570
Total SA	61,400	3,542,264

		13,449,985

Germany — 11.4%
Allianz AG Registered Shares	10,800	1,072,039
Bayer AG	24,010	1,372,922
Deutsche Boerse AG	7,100	622,138
E.ON AG	79,155	2,809,669
Linde AG	23,100	1,926,217
Merck KGaA	17,850	1,716,738
SAP AG	27,320	1,179,540
Siemens AG	27,130	1,983,074
Symrise AG	40,724	613,109

		13,295,446

Greece — 1.1%
Bank of Cyprus Public Co. Ltd.	165,622	1,288,376

Hong Kong — 3.8%
CNOOC Ltd.	248,000	331,955
China Construction Bank Class H	2,027,000	1,323,122
Esprit Holdings Ltd.	109,200	698,579
Li & Fung Ltd.	310,000	840,406
Sun Hung Kai Properties Ltd.	101,000	1,265,246

		4,459,308

Common Stocks	Shares	Value

Ireland — 1.1%
CRH Plc	53,850	$1,283,852

Italy — 3.7%
Eni SpA	86,540	2,099,753
Saipem SpA	22,680	583,610
Unione Di Banche Italiane SpA	119,192	1,652,303

		4,335,666

Japan — 15.9%
Aeon Credit Service Co., Ltd.	87,400	1,158,421
Bridgestone Corp.	37,800	576,446
The Chiba Bank Ltd.	128,000	779,159
Daiichi Sankyo Co., Ltd.	66,800	1,257,907
East Japan Railway Co.	23,300	1,391,118
GLORY Ltd.	59,000	1,168,636
Inpex Corp.	110	893,254
JGC Corp.	82,000	1,360,854
Japan Tobacco, Inc.	304	876,379
KDDI Corp.	157	823,800
Konica Minolta Holdings, Inc.	85,000	880,314
Lawson, Inc.	19,200	796,544
Mitsubishi Corp.	58,300	1,110,959
Nomura Research Institute Ltd.	35,700	654,333
Ricoh Co., Ltd.	54,000	739,933
Santen Pharmaceutical Co., Ltd.	16,100	486,227
The Shizuoka Bank Ltd.	68,000	660,120
Sumitomo Mitsui Financial Group, Inc.	26,800	1,038,033
Tokyo Gas Co., Ltd.	99,000	364,379
Yamato Transport Co., Ltd.	122,000	1,519,297

		18,536,113

Mexico — 2.1%
America Movil, SA de CV (b)	29,350	1,124,986
Corp. Moctezuma SAB de CV	44,000	86,818
Grupo Televisa, SA (b)	34,260	609,143
Kimberly-Clark de Mexico, SA de CV	119,870	463,209
Urbi Desarollos Urbanos SAB (a)	134,860	184,905

		2,469,061

Netherlands — 4.4%
Akzo Nobel NV	41,090	1,922,289
Heineken NV	28,050	1,005,496
Koninklijke KPN NV	130,950	1,723,105
TNT NV	21,352	421,686

		5,072,576

Norway — 0.6%
Storebrand ASA	187,640	690,833

Russia — 0.3%
OAO Gazprom (b)	15,510	357,816

Singapore — 2.0%
DBS Group Holdings Ltd.	29,000	238,159
Keppel Corp. Ltd.	408,000	2,052,437

		2,290,596

South Korea — 1.6%
Samsung Electronics Co., Ltd.	2,368	1,058,893
Samsung Fire & Marine Insurance Co. Ltd.	5,478	800,652

		1,859,545

Spain — 1.2%
Inditex SA	32,120	1,452,652

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2009	17

Schedule of Investments (continued)	MFS Research International FDP Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Sweden — 1.2%
Assa Abloy AB Series B	104,340	$1,382,645

Switzerland — 11.1%
Actelion Ltd. (a)	15,759	816,808
Geberit AG	11,591	1,428,566
Julius Baer Holding AG Class B	21,426	909,142
Nestlé SA Registered Shares	80,825	2,943,070
Roche Holding AG	21,390	2,928,815
Swiss Reinsurance Co. Registered Shares	18,860	614,913
Synthes, Inc.	4,400	453,100
UBS AG	89,284	1,345,867
Zurich Financial Services AG	8,330	1,558,981

		12,999,262

Taiwan — 1.6%
Acer, Inc.	436,000	796,450
Taiwan Semiconductor Manufacturing Co., Ltd.	576,000	1,066,044

		1,862,494

United Kingdom — 13.9%
ARM Holdings Plc	368,100	638,550
BHP Billiton Plc	97,900	2,346,456
HSBC Holdings Plc	353,840	3,205,079
Reckitt Benckiser Plc	26,180	1,140,364
Reed Elsevier Plc	75,250	611,123
Royal Dutch Shell Plc	103,860	2,810,023
Smith & Nephew Plc	108,817	795,199
Tullow Oil Plc	41,915	678,062
Vodafone Group Plc	1,190,650	2,239,908
WPP Plc	240,347	1,796,205

		16,260,969

United States — 2.1%
Bucyrus International, Inc.	37,380	1,072,059
HDFC Bank Ltd.	8,820	877,591
Marathon Oil Corp.	14,760	470,549

		2,420,199

Total Common Stocks — 99.2%		115,739,750

Warrants

Italy — 0.0%
Unione Di Banche Italiane ScpA (expires 6/30/11) (c)	120,045	2

Total Warrants — 0.0%		2

Rights

Greece — 0.0%
Bank of Cyprus Public Co. Ltd. (d)	166,602	—

Total Rights — 0.0%		—

Total Long Term Investments (Cost — $119,699,031) — 99.2%		115,739,752

Short-Term Securities	Par (000)	Value

Commercial Paper — 1.1%
Société Générale, 0.25%, 6/01/09	$1,263	$1,262,982

Time Deposit — 0.0%
Brown Brothers Harriman & Co., 0.06%, 6/01/09	7	7,170

Total Short-Term Securities (Cost — $1,270,152) — 1.1%		1,270,152

Total Investments (Cost — $120,969,183*) — 100.3%		117,009,904
Liabilities in Excess of Other Assets — (0.3)%		(406,768)

Net Assets — 100.0%		$116,603,136

*	The cost and unrealized appreciation (depreciation) of investments as of May 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$126,375,168

Gross unrealized appreciation	$9,842,709
Gross unrealized depreciation	(19,207,973)

Net unrealized depreciation	$(9,365,264)

(a)	Non-income producing security.

(b)	Depositary receipts.

(c)

Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(d)	The rights may be exercised until 6/05/09.

•	Foreign currency exchange contracts as of May 31, 2009 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

HKD	1,073,073	USD	138,420	JPMorgan Chase Bank NA	6/01/09	$4
HKD	1,185,438	USD	152,926	HSBC Securities	6/02/09	(11)
EUR	247,801	USD	350,118	HSBC Securities	6/03/09	186
USD	369,286	JPY	35,362,502	Barclays Bank Plc	6/03/09	(1,888)
CHF	483,993	USD	453,139	Citibank NA	6/04/09	148

Total						$(1,561)

•	Currency Abbreviations:
	CHF	Swiss Franc
	EUR	Euro
	HKD	Hong Kong Dollar
	JPY	Japanese Yen
	USD	US Dollar

See Notes to Financial Statements.

18	FDP SERIES, INC.	MAY 31, 2009

Schedule of Investments (concluded)	MFS Research International FDP Fund

•

Effective June 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of May 31, 2009 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities	Other Financial Instruments*

	Assets	Assets	Liabilities

Level 1	$7,947,088	—	—
Level 2	109,062,816	$338	$(1,899)
Level 3	—	—	—

Total	$117,009,904	$338	$(1,899)

*	Other financial instruments are foreign currency exchange contracts, which are shown at unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2009	19

Schedule of Investments May 31, 2009	Marsico Growth FDP Fund (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 6.2%
General Dynamics Corp.	51,839	$2,949,639
Lockheed Martin Corp.	35,583	2,975,806

		5,925,445

Biotechnology — 1.3%
Genzyme Corp. (a)	4,084	241,528
Gilead Sciences, Inc. (a)	22,372	964,233

		1,205,761

Capital Markets — 5.6%
The Goldman Sachs Group, Inc.	31,151	4,503,500
Morgan Stanley	26,880	815,002

		5,318,502

Chemicals — 10.1%
The Dow Chemical Co.	93,352	1,650,463
Monsanto Co.	33,452	2,748,082
Potash Corp. of Saskatchewan, Inc.	18,649	2,160,300
Praxair, Inc.	41,693	3,051,928

		9,610,773

Commercial Banks — 5.2%
U.S. Bancorp	99,955	1,919,136
Wells Fargo & Co.	120,871	3,082,211

		5,001,347

Communications Equipment — 3.3%
QUALCOMM, Inc.	71,583	3,120,303

Computers & Peripherals — 7.9%
Apple, Inc. (a)	36,778	4,994,820
International Business Machines Corp.	24,208	2,572,826

		7,567,646

Consumer Finance — 0.7%
American Express Co.	26,493	658,351

Diversified Financial Services — 6.5%
Bank of America Corp.	267,675	3,016,697
JPMorgan Chase & Co.	87,009	3,210,632

		6,227,329

Energy Equipment & Services — 4.9%
Transocean Ltd. (a)	58,819	4,674,934

Food & Staples Retailing — 5.7%
CVS Caremark Corp.	79,625	2,372,825
Costco Wholesale Corp.	42,409	2,057,685
Wal-Mart Stores, Inc.	20,429	1,016,139

		5,446,649

Hotels, Restaurants & Leisure — 11.1%
McDonald’s Corp.	111,804	6,595,318
Wynn Resorts Ltd. (a)	32,069	1,188,477
Yum! Brands, Inc.	81,224	2,812,787

		10,596,582

IT Services — 8.1%
MasterCard, Inc. Class A	19,898	3,508,614
Visa, Inc. Class A	62,885	4,257,943

		7,766,557

Common Stocks	Shares	Value

Internet Software & Services — 3.7%
Google, Inc. Class A (a)	8,373	$3,493,467

Metals & Mining — 2.6%
BHP Billiton Plc (b)	40,600	1,952,860
United States Steel Corp.	14,828	505,338

		2,458,198

Oil, Gas & Consumable Fuels — 4.3%
EOG Resources, Inc.	4,566	334,186
Petroleo Brasileiro SA (b)	74,505	3,280,455
XTO Energy, Inc.	11,669	499,083

		4,113,724

Pharmaceuticals — 1.3%
Abbott Laboratories	28,006	1,261,950

Road & Rail — 5.0%
Norfolk Southern Corp.	44,544	1,657,037
Union Pacific Corp.	62,658	3,087,160

		4,744,197

Semiconductors & Semiconductor Equipment — 1.0%
Taiwan Semiconductor Manufacturing Co., Ltd. (b)	86,390	945,107

Specialty Retail — 1.9%
Lowe’s Cos., Inc.	98,047	1,863,873

Textiles, Apparel & Luxury Goods — 2.6%
Nike, Inc. Class B	44,014	2,510,999

Total Common Stocks — 99.0%		94,511,694

Preferred Stocks

Commercial Banks — 0.4%
Wells Fargo & Co., 8%	17,400	378,798

Total Preferred Stocks — 0.4%		378,798

Total Long-Term Investments (Cost — $90,031,625) — 99.4%		94,890,492

Short-Term Securities	Par (000)

Time Deposits — 0.7%
Brown Brothers Harriman & Co., 0.06%, 6/01/09	$630	629,937

Total Short-Term Securities (Cost — $629,937) — 0.7%		629,937

Total Investments (Cost — $90,661,562*) — 100.1%		95,520,429
Liabilities in Excess of Other Assets — (0.1)%		(137,803)

Net Assets — 100.0%		$95,382,626

See Notes to Financial Statements.

20	FDP SERIES, INC.	MAY 31, 2009

Schedule of Investments (concluded)	Marsico Growth FDP Fund

*	The cost and unrealized appreciation (depreciation) of investments as of May 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$93,795,797

Gross unrealized appreciation	$9,765,950
Gross unrealized depreciation	(8,041,318)

Net unrealized appreciation	$1,724,632

(a)	Non-income producing security.

(b)	Depositary receipts.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry classifications for reporting ease. These industry classifications are unaudited.

•

Effective June 1, 2008 the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of May 31, 2009 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities

Assets

Level 1	$94,890,492
Level 2	629,937
Level 3	—

Total	$95,520,429

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2009	21

Schedule of Investments May 31, 2009	Van Kampen Value FDP Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Beverages — 2.5%
The Coca-Cola Co.	32,800	$1,612,448
Dr. Pepper Snapple Group, Inc. (a)	33,896	736,560

		2,349,008

Capital Markets — 2.8%
The Bank of New York Mellon Corp.	70,617	1,961,740
The Goldman Sachs Group, Inc.	4,600	665,022

		2,626,762

Chemicals — 1.2%
E.I. du Pont de Nemours & Co.	40,798	1,161,519

Commercial Banks — 1.5%
The PNC Financial Services Group, Inc. (b)	500	22,775
U.S. Bancorp	29,600	568,320
Wells Fargo & Co.	32,900	838,950

		1,430,045

Communications Equipment — 1.4%
Cisco Systems, Inc. (a)	61,100	1,130,350
Telefonaktiebolaget LM Ericsson (c)	23,900	222,509

		1,352,859

Computers & Peripherals — 4.3%
Dell, Inc. (a)	150,349	1,741,041
Hewlett-Packard Co.	26,300	903,405
International Business Machines Corp.	12,900	1,371,012

		4,015,458

Diversified Financial Services — 3.8%
Bank of America Corp.	75,600	852,012
JPMorgan Chase & Co.	73,700	2,719,530

		3,571,542

Diversified Telecommunication Services — 4.3%
AT&T Inc.	61,700	1,529,543
Verizon Communications, Inc.	84,500	2,472,470

		4,002,013

Electrical Equipment — 0.5%
Emerson Electric Co.	14,100	452,469

Energy Equipment & Services — 1.5%
Halliburton Co.	61,600	1,412,488

Food & Staples Retailing — 3.5%
CVS Caremark Corp.	36,100	1,075,780
Wal-Mart Stores, Inc.	45,100	2,243,274

		3,319,054

Food Products — 7.4%
Cadbury Plc (c)	73,728	2,587,853
Kraft Foods, Inc.	88,885	2,320,787
Sara Lee Corp.	15,400	138,446
Unilever NV (c)	80,800	1,934,352

		6,981,438

Health Care Equipment & Supplies — 1.2%
Boston Scientific Corp. (a)	125,300	1,177,820

Health Care Providers & Services — 3.2%
Cardinal Health, Inc.	52,300	1,869,725
UnitedHealth Group, Inc.	20,300	539,980
WellPoint, Inc. (a)	12,600	586,782

		2,996,487

Common Stocks	Shares	Value

Household Products — 0.5%
Kimberly-Clark Corp.	5,800	$300,962
The Procter & Gamble Co.	3,500	181,790

		482,752

IT Services — 0.7%
Computer Sciences Corp. (a)	7,300	309,958
The Western Union Co.	17,700	312,051

		622,009

Industrial Conglomerates — 1.2%
General Electric Co.	81,300	1,095,924

Insurance — 8.8%
Aflac, Inc.	10,200	362,100
Berkshire Hathaway, Inc. Class B (a)	210	624,120
Chubb Corp.	103,700	4,111,705
MetLife, Inc.	34,500	1,086,750
The Travelers Cos., Inc.	50,800	2,065,528

		8,250,203

Internet & Catalog Retail — 0.6%
Liberty Media Holding Corp. — Interactive (a)	94,050	551,133

Internet Software & Services — 3.2%
eBay, Inc. (a)	147,300	2,595,426
Yahoo! Inc. (a)	23,800	376,992

		2,972,418

Media — 14.0%
Comcast Corp. Class A	247,286	3,405,128
Liberty Media Corp. — Entertainment Class A (a)	55,960	1,351,994
News Corp. Class B	134,300	1,508,189
Time Warner Cable, Inc.	27,217	838,011
Time Warner, Inc.	98,333	2,302,959
Viacom, Inc. Class B (a)	169,850	3,765,575

		13,171,856

Metals & Mining — 1.1%
Alcoa, Inc.	113,635	1,047,715

Multiline Retail — 1.9%
J.C. Penney Co., Inc.	27,400	714,866
Macy’s, Inc.	57,798	675,081
Target Corp.	9,100	357,630

		1,747,577

Oil, Gas & Consumable Fuels — 2.1%
BP Plc (c)	10,400	514,800
ConocoPhillips	12,800	586,752
Total SA (c)	14,600	841,690

		1,943,242

Paper & Forest Products — 3.6%
International Paper Co.	232,744	3,344,531

Pharmaceuticals — 11.5%
Abbott Laboratories	14,100	635,346
Bristol-Myers Squibb Co.	119,900	2,388,408
Eli Lilly & Co.	30,900	1,068,213
GlaxoSmithKline Plc (c)	11,700	394,407
Pfizer, Inc.	121,900	1,851,661
Roche Holding AG (c)	17,200	588,928
Schering-Plough Corp.	97,900	2,388,760
Wyeth	34,000	1,525,240

		10,840,963

See Notes to Financial Statements.

22	FDP SERIES, INC.	MAY 31, 2009

Schedule of Investments (concluded)	Van Kampen Value FDP Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Semiconductors & Semiconductor Equipment — 2.0%
Intel Corp.	69,600	$1,094,112
KLA-Tencor Corp.	29,200	788,400

		1,882,512

Software — 0.7%
Microsoft Corp.	30,400	635,056

Specialty Retail — 1.6%
Home Depot, Inc.	34,300	794,388
Lowe’s Cos., Inc.	38,800	737,588

		1,531,976

Tobacco — 1.8%
Altria Group, Inc.	42,500	726,325
Philip Morris International, Inc.	22,000	938,080

		1,664,405

Total Long-Term Investments (Cost — $111,427,429) — 94.4%		88,633,234

Short-Term Securities	Par (000)

Time Deposit — 5.5%
Brown Brothers Harriman & Co., 0.06%, 6/01/09	$5,172	5,171,927

Total Short-Term Securities (Cost — $5,171,927) — 5.5%		5,171,927

Total Investments (Cost — $116,599,356*) — 99.9%		93,805,161
Other Assets Less Liabilities — 0.1%		137,695

Net Assets — 100.0%		$93,942,856

*	The cost and unrealized appreciation (depreciation) of investments as of May 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$118,825,087

Gross unrealized appreciation	$2,582,681
Gross unrealized depreciation	(27,602,607)

Net unrealized depreciation	$(25,019,926)

(a)	Non-income producing security.

(b)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Purchase Cost	Sale Cost	Realized Gain	Income

The PNC Financial Services Group, Inc.	—	—	—	$ 1,040

(c)	Depositary receipts.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

•

Effective June 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments) The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of May 31, 2009 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities

Assets

Level 1	$88,633,234
Level 2	5,171,927
Level 3	—

Total	$93,805,161

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2009	23

Schedule of Investments May 31, 2009	Franklin Templeton Total Return FDP Fund
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value

American Express Credit Account Master Trust Series 2002-5 Class A, 0.514%, 2/15/12 (a)	USD	4,100	$4,098,230
Ameriquest Mortgage Securities, Inc. Series 2005-R9 Class A2B, 0.539%, 11/25/35 (a)		781	551,684
Bank of America Credit Card Trust Series 2007-A13 Class A13, 0.564%, 4/15/12		4,500	4,495,226
Capital One Auto Finance Trust Series 2006-C Class A4, 0.374%, 5/15/13 (a)		700	630,000
Chase Funding Mortgage Loan Asset-Backed Certificates Series 2004-2 Class 2A2, 0.559%, 2/25/35 (a)		420	269,161
Chase Issuance Trust (a):
Series 2005-A9 Class A9, 0.364%, 11/15/11		500	499,512
Series 2007-A9 Class A, 0.374%, 6/16/14		2,200	2,121,862
CitiFinancial Mortgage Securities, Inc. Series 2003-4 Class AF6, 4.493%, 10/25/33 (a)		582	532,845
Countrywide Asset Backed Certificates Series 2005-11 Class AF4, 5.21%, 9/25/35 (a)		700	236,889
Ford Credit Auto Owner Trust Series 2007-B Class A2B, 0.674%, 6/15/10 (a)		608	608,345
Residential Asset Securities Corp. Series 2005-AHL2 Class A2, 0.569%, 10/25/35 (a)		282	213,587
Securitized Asset Backed Receivables LLC Trust Series 2006-FR2 Class A2, 0.459%, 3/25/36 (a)		850	730,970
Structured Asset Securities Corp. Series 2005-SC1 Class 1A1, 0.579%, 5/25/31 (a)(b)		557	244,970

Total Asset-Backed Securities — 11.2%			15,233,281

Corporate Bonds

Automobiles — 0.4%
Ford Motor Credit Co. LLC:
7.875%, 6/15/10		200	190,366
9.875%, 8/10/11		350	319,520

			509,886

Beverages — 0.3%
SABMiller Plc, 6.50%, 7/01/16 (b)		400	389,290

Biotechnology — 0.2%
PDL BioPharma, Inc., 2.75%, 8/16/23 (c)		360	353,700

Capital Markets — 2.3%
The Bear Stearns Cos., Inc. Series B, 4.55%, 6/23/10		100	102,130
Deutsche Bank AG, 4.875%, 5/20/13		700	707,481
The Goldman Sachs Group, Inc., 6.75%, 10/01/37		500	419,163
Lazard Group LLC:
7.125%, 5/15/15		100	87,256
6.85%, 6/15/17		1,000	864,959
Lehman Brothers Holdings, Inc., 6.875%, 5/02/18 (d)(e)		1,000	165,000
Morgan Stanley, 6%, 4/28/15		300	292,997
UBS AG Series DPNT, 5.875%, 12/20/17		500	453,837

			3,092,823

Corporate Bonds	Par (000)		Value

Chemicals — 0.8%
Ineos Group Holdings Plc, 8.50%, 2/15/16 (b)	USD	250	$77,500
Nalco Co., 8.25%, 5/15/17 (b)		100	100,500
RPM International, Inc.:
6.25%, 12/15/13		50	46,905
6.50%, 2/15/18		500	440,135
RPM United Kingdom G.P., 6.70%, 11/01/15		200	174,207
Yara International ASA, 5.25%, 12/15/14 (b)		250	229,903

			1,069,150

Commercial Banks — 1.3%
Compass Bank, 6.40%, 10/01/17		800	707,990
European Investment Bank, 6.50%, 9/10/14	NZD	117	76,993
HSBC Finance Corp., 6.50%, 9/15/37	USD	400	362,757
HSBK Europe BV, 7.25%, 5/03/17		400	228,000
Kreditanstalt fuer Wiederaufbau, 6.50%, 11/15/11	NZD	92	61,518
VTB Capital SA, 6.25%, 6/30/35	USD	380	298,300

			1,735,558

Commercial Services & Supplies — 0.2%
ARAMARK Corp., 8.50%, 2/01/15		250	238,438

Construction Materials — 0.1%
Headwaters, Inc., 2.875%, 6/01/16 (c)		300	100,875

Consumer Finance — 0.1%
Capital One Financial Corp., 7.375%, 5/23/14		100	103,034

Containers & Packaging — 0.3%
Crown Americas LLC, 7.625%, 5/15/17 (b)		200	196,000
Owens-Brockway Glass Container, Inc., 7.375%, 5/15/16 (b)		100	96,750
Solo Cup Co., 8.50%, 2/15/14		100	80,000

			372,750

Diversified Consumer Services — 0.1%
Host Hotels & Resorts LP, 9%, 5/15/17 (b)		100	94,000

Diversified Financial Services — 0.9%
Citigroup, Inc., 5%, 9/15/14		400	347,791
GMAC LLC (b):
6.875%, 9/15/11		253	226,435
6.875%, 8/28/12		63	54,495
General Electric Capital Corp.:
1.201%, 10/21/10 (a)		72	69,758
5%, 1/08/16		500	467,404
Svensk Exportkredit AB, 7.625%, 6/30/14	NZD	35	22,507

			1,188,390

Diversified Telecommunication Services — 1.2%
AT&T Inc., 5.80%, 2/15/19	USD	500	513,115
Telecom Italia Capital SA:
4.95%, 9/30/14		250	237,313
6.999%, 6/04/18		500	488,044
Verizon New York, Inc.:
Series A, 6.875%, 4/01/12		300	315,216
Series B, 7.375%, 4/01/32		100	94,653

			1,648,341

Energy Equipment & Services — 0.4%
Weatherford International Ltd., 7%, 3/15/38		600	504,766

See Notes to Financial Statements.

24	FDP SERIES, INC.	MAY 31, 2009

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Food & Staples Retailing — 1.4%
CVS Caremark Corp., 5.75%, 6/01/17	USD	300	$299,619
The Kroger Co., 6.15%, 1/15/20		500	506,962
SUPERVALU, Inc., 8%, 5/01/16		200	196,000
Tesco Plc, 6.15%, 11/15/37 (b)		1,000	914,890

			1,917,471

Food Products — 1.0%
Bunge Ltd. Finance Corp.:
5.875%, 5/15/13		300	291,418
5.10%, 7/15/15 (b)		400	361,249
General Mills, Inc., 5.65%, 2/15/19		500	511,562
JBS USA LLC, 11.625%, 5/01/14 (b)		200	192,000

			1,356,229

Health Care Providers & Services — 1.4%
Coventry Health Care, Inc., 6.30%, 8/15/14		750	632,159
Medco Health Solutions, Inc., 7.125%, 3/15/18		800	797,560
Quest Diagnostics, Inc., 6.95%, 7/01/37		400	364,402
UnitedHealth Group, Inc., 6.50%, 6/15/37		200	159,616

			1,953,737

Hotels, Restaurants & Leisure — 3.9%
Harrah’s Operating Escrow LLC, 11.25%, 6/01/17 (b)		100	97,000
MGM Mirage, 6.625%, 7/15/15		250	161,563
Pinnacle Entertainment, Inc., 7.50%, 6/15/15		200	167,000
Station Casinos, Inc. (d)(e):
6.875%, 3/01/16		150	4,500
7.75%, 8/15/16		100	36,000
Wendy’s International, Inc., 6.25%, 11/15/11		5,000	4,875,000

			5,341,063

IT Services — 0.4%
SunGard Data Systems, Inc.:
9.125%, 8/15/13		100	96,250
10.25%, 8/15/15		150	136,125
Verifone Holdings, Inc., 1.375%, 6/15/12 (b)(c)		385	265,169

			497,544

Independent Power Producers & Energy Traders — 0.3%
NRG Energy, Inc., 7.25%, 2/01/14		250	239,375
Texas Competitive Electric Holdings Co. LLC, 10.25%, 11/01/15		300	177,750

			417,125

Industrial Conglomerates — 0.0%
Hutchison Whampoa International (03/33) Ltd., 7.45%, 11/24/33 (b)		50	48,997

Insurance — 0.5%
Aflac, Inc., 8.50%, 5/15/19		100	103,561
Metropolitan Life Global Funding I, 5.125%, 4/10/13 (b)		650	641,669

			745,230

Machinery — 0.1%
Case New Holland, Inc., 7.125%, 3/01/14		100	92,750

Corporate Bonds	Par (000)		Value

Media — 3.6%
British Sky Broadcasting Group Plc, 6.10%, 2/15/18 (b)	USD	1,000	$928,620
Charter Communications Holdings I, LLC, 11%, 10/01/15 (d)(e)		100	11,500
Charter Communications Holdings II, LLC, 10.25%, 9/15/10 (d)(e)		200	198,000
Comcast Corp., 6.30%, 11/15/17		650	666,342
Dex Media, Inc., 8%, 11/15/13 (d)(e)		200	32,000
Dex Media West LLC, 9.875%, 8/15/13 (d)(e)		25	5,375
News America, Inc., 7.25%, 5/18/18		400	406,096
Reed Elsevier Capital, Inc., 7.75%, 1/15/14		300	314,112
Time Warner Cable, Inc., 6.75%, 7/01/18		1,500	1,549,485
UPC Holdings BV, 9.875%, 4/15/18 (b)		100	96,500
Viacom, Inc., 6.125%, 10/05/17		500	464,695
Visant Corp., 7.625%, 10/01/12		50	49,250
WMG Acquisition Corp., 9.50%, 6/15/16 (b)		200	199,750

			4,921,725

Metals & Mining — 0.1%
Teck Resources Ltd., 10.75%, 5/15/19 (b)		100	102,875

Multi-Utilities — 1.4%
Ameren Corp., 8.875%, 5/15/14		100	103,397
CenterPoint Energy, Inc.:
7.25%, 9/01/10		75	76,158
6.50%, 5/01/18		1,050	898,973
CenterPoint Energy Resources Corp., 6.125%, 11/01/17		200	179,976
Dominion Resources, Inc., 6.40%, 6/15/18		600	622,161

			1,880,665

Multiline Retail — 3.1%
Macy’s Retail Holdings, Inc., 5.35%, 3/15/12		4,000	3,678,680
Target Corp., 6%, 1/15/18		500	512,891

			4,191,571

Oil, Gas & Consumable Fuels — 3.0%
Berry Petroleum Co., 10.25%, 6/01/14		100	98,125
Canadian Natural Resources, Ltd., 5.90%, 2/01/18		500	490,768
Chesapeake Energy Corp., 6.625%, 1/15/16		300	257,250
ConocoPhillips, 4.60%, 1/15/15		100	102,181
Gaz Capital for Gazprom, 6.212%, 11/22/16 (b)		500	420,600
KazMunaiGaz Finance Sub BV, 8.375%, 7/02/13 (b)		500	455,000
Lukoil International Finance BV, 6.656%, 6/07/22 (b)		500	380,000
MarkWest Energy Partners LP, 6.875%, 11/01/14 (b)		100	81,000
Peabody Energy Corp. Series B, 6.875%, 3/15/13		200	193,000
Petroplus Finance Ltd., 6.75%, 5/01/14 (b)		250	208,750
Sandridge Energy, Inc., 9.875%, 5/15/16 (b)		200	190,500
TNK-BP Finance SA, 7.875%, 3/13/18		350	289,625
Valero Energy Corp., 6.125%, 6/15/17		800	768,746
Williams Cos., Inc.:
7.625%, 7/15/19		100	97,500
8.75%, 3/15/32		100	96,000

			4,129,045

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2009	25

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Paper & Forest Products — 0.1%
Weyerhaeuser Co., 7.375%, 3/15/32	USD	100	$76,729

Pharmaceuticals — 0.6%
Mylan, Inc., 1.25%, 3/15/12 (c)		355	311,513
Pfizer, Inc., 6.20%, 3/15/19		500	535,155

			846,668

Real Estate Investment Trusts (REITs) — 1.4%
Colonial Realty LP, 5.50%, 10/01/15		500	380,351
ERP Operating LP, 5.75%, 6/15/17		500	445,599
HCP, Inc., 6.70%, 1/30/18		900	772,485
WEA Finance LLC, 5.70%, 10/01/16 (b)		400	348,127

			1,946,562

Tobacco — 0.7%
Altria Group, Inc., 9.70%, 11/10/18		500	569,041
Reynolds American, Inc., 7.625%, 6/01/16		350	343,555

			912,596

Transportation Infrastructure — 0.2%
DP World Ltd., 6.85%, 7/02/37 (b)		380	271,135

Total Corporate Bonds — 31.8%			43,050,718

Foreign Government Obligations

Brazil Notas do Tesouro Nacional Series F, 10%, 1/01/17	BRL	4,600	2,118,583
Demirate of Abu Dhabi, 6.75%, 4/08/19 (b)	USD	100	103,796
Export-Import Bank of Korea, 8.125%, 1/21/14		195	214,430
Hungary Government International Bond, 3.875%, 2/24/20	EUR	40	43,047
Indonesia Treasury Bond:
12.80%, 6/15/21	IDR	4,310,000	472,484
12.90%, 6/15/22		4,900,000	536,481
Series FR31, 11%, 11/15/20		900,000	88,798
Series FR40, 11%, 9/15/25		4,120,000	387,374
Korea Treasury Bond:
Series 1106, 5.50%, 6/10/11	KRW	42,430	35,261
Series 1112, 4.75%, 12/10/11		1,097,310	898,491
Series 1209, 5.25%, 9/10/12		340,000	281,159
Series 1709, 5.50%, 9/10/17		291,040	237,298
Series 2703, 5.25%, 3/10/27		148,610	115,984
Malaysia Government Bond Series 2/03, 4.24%, 2/07/18	MYR	3,600	1,029,613
Mexican Bonos:
Series M 20, 10%, 12/05/24	MXN	7,500	651,325
Series M 30, 10%, 11/20/36		7,000	613,382
New South Wales Treasury Corp. Series 17RG, 5.50%, 3/01/17	AUD	425	330,838
Peru Government Bond, 7.84%, 8/12/20	PEN	615	237,632
Poland Government Bond Series 0412, 4.75%, 4/25/12	PLN	790	241,472
Province of Ontario Canada, 6.25%, 6/16/15	NZD	26	16,256
Qatar Government International Bond, 6.55%, 4/09/19 (b)	USD	100	103,750

Foreign Government Obligations	Par (000)		Value

Queensland Treasury Corp.:
7.125%, 9/18/17 (b)	NZD	270	$178,342
Series 13, 6%, 8/14/13	AUD	70	57,857
Series 17, 6%, 9/14/17		145	115,869
Republic of Argentina, 1.683%, 8/03/12	USD	180	114,476
Republic of Ghana, 8.50%, 10/04/17		100	80,500
Republic of Hungary:
3.50%, 7/18/16	EUR	20	22,742
4.375%, 7/04/17		45	53,756
5.75%, 6/11/18		95	123,084
Republic of Korea, 7.125%, 4/16/19	USD	130	136,988
Russia Government International Bond:
7.50%, 3/31/30 (b)		365	365,274
7.50%, 3/31/30		576	574,560
South Africa Government International Bond, 5.875%, 5/30/22		700	633,500
Sweden Government Bond:
Series 1045, 5.25%, 3/15/11	SEK	6,660	942,372
Series 1048, 4%, 12/01/09		3,520	473,221
Venezuela Government International Bond:
5.375%, 8/07/10	USD	135	121,500
10.75%, 9/19/13		80	63,200

Total Foreign Government Obligations — 9.4%			12,814,695

U.S. Government Sponsored Agency Mortgage-Backed Securities

Fannie Mae Guaranteed Pass-Through Certificates:
2.72%, 4/01/35 (a)		75	75,240
3.15%, 4/01/35 (a)		699	698,108
3.705%, 9/01/34 (a)		725	722,354
3.994%, 10/01/32 (a)		181	184,476
4.43%, 5/01/33 (a)		25	25,641
4.50%, 1/01/39		5,100	5,145,188
5.00%, 8/01/35 – 6/15/39 (f)		3,696	3,787,620
5.50%, 11/01/34 – 3/01/36		7,634	7,915,000
6.00%, 6/01/21 – 6/15/39 (f)		4,986	5,230,360
6.50%, 1/01/36 – 6/15/39 (f)		3,557	3,791,180
Freddie Mac Mortgage Participation Certificates:
3.253%, 11/01/27 (a)		424	434,633
3.404%, 4/01/32 (a)		121	121,615
4.50%, 9/01/20		238	244,999
5.00%, 7/01/23 – 6/15/39 (f)		11,348	11,618,089
5.129%, 9/01/32 (a)		24	24,030
5.50%, 11/01/37 – 6/15/39 (f)		3,320	3,429,812
6.00%, 10/01/21 – 6/15/39 (f)		5,883	6,160,836
6.50%, 6/15/39 (f)		2,900	3,085,780
Ginnie Mae MBS Certificates, 6.50%, 12/20/37 – 7/15/38		1,500	1,585,761

Total U.S. Government Sponsored Agency Mortgage-Backed Securities — 40.0%			54,280,722

See Notes to Financial Statements.

26	FDP SERIES, INC.	MAY 31, 2009

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Mortgage-Backed Securities — Collateralized Mortgage Obligations	Par (000)		Value

Fannie Mae Trust Series 2007-1 Class NF, 0.559%, 2/25/37 (a)	USD	1,567	$1,543,027
Freddie Mac Multiclass Certificates Series 2643 Class OG, 5%, 7/15/32		1,000	1,038,953
Freddie Mac Multiclass Certificates Series 2942 Class TF, 0.694%, 3/15/35 (a)		652	649,065

Total U.S. Government Sponsored Agency Mortgage-Backed Securities — Collateralized Mortgage Obligations — 2.4%			3,231,045

Taxable Municipal Bonds

California State, Government Obligation, 6%, 4/01/38		500	513,405
Citizens Property Insurance Corp., Florida, Senior Secured Revenue Bonds (High Risk Account), Series A-1, 4.50%, 6/01/14		250	250,833

Total Taxable Municipal Bonds — 0.6%			764,238

Non-U.S. Government Sponsored Agency Mortgage-Backed Securities

Commercial Mortgage-Backed Securities — 8.4%
Bear Stearns Commercial Mortgage Securities Series 2005-PW10 Class A4, 5.405%, 12/11/40 (a)		1,000	906,150
Citigroup Commercial Mortgage Trust Series 2007-C6 Class AM, 5.70%, 12/10/49 (a)		146	76,962
Citigroup/Deutsche Bank Commercial Mortgage Trust (a):
Series 2005-C1 Class A4, 5.399%, 7/15/44		2,300	2,030,612
Series 2007-CD4 Class B, 5.447%, 12/11/49		900	228,688
Series 2007-CD4 Class C, 5.476%, 12/11/49		2,750	604,945
GS Mortgage Securities Corp. II (a):
Series 2006-GG6 Class A4, 5.553%, 4/10/38		2,519	2,094,756
Series 2007-EOP Class A1, 0.5044%, 3/06/20		426	351,079
Series 2007-GG10 Class C, 5.799%, 8/10/45		770	144,512
Greenwich Capital Commercial Funding Corp. (a):
Series 2004-GG1 Class A7, 5.317%, 6/10/36		500	458,561
Series 2005-GG5 Class A5, 5.224%, 4/10/37		1,750	1,478,932
Series 2007-GG9 Class C, 5.554%, 3/10/39		1,600	419,892

Non-U.S. Government Sponsored Agency Mortgage-Backed Securities	Par (000)		Value

LB-UBS Commercial Mortgage Trust:
Series 2005-C5 Class A4, 4.954%, 9/15/30 (b)	USD	2,000	$1,689,724
Series 2006-C3 Class A4, 5.661%, 3/15/39 (a)		850	718,512
Morgan Stanley Capital I Series 2007-IQ13 Class B, 5.517%, 3/15/44		856	225,686

Total Non-U.S. Government Sponsored Agency Mortgage-Backed Securities — 8.4%			11,429,011

Floating Rate Loan Interests

Aerospace & Defense — 0.0%
TransDigm, Inc. Term Loan B, 3.227%, 6/23/13		85	78,483

Beverages — 0.0%
Constellation Brands, Inc. Term Loan B, 2.813%, 6/05/13		37	35,097

Capital Markets — 0.0%
Ameritrade Holding Corp. Term Loan B, 1.84%, 12/31/12		65	61,352

Chemicals — 0.2%
Celanese US Holdings LLC Dollar Term Loan, 2.942%, 4/02/14		162	146,594
Rockwood Specialties Group, Inc. Tranche E Term Loan, 2.069%, 7/30/12		109	101,815

			248,409

Commercial Services & Supplies — 0.1%
ARAMARK Corp. Facility Letter of Credit, 2.336%, 1/26/14		6	5,881
ARAMARK Corp. US Term Loan, 3.095%, 1/26/14		102	92,577
Duratek, Inc. Term Loan B, 4.15%, 6/07/13		10	9,429
EnergySolutions LLC, 2.69%, 6/07/13		1	1,309
Helix Energy Solutions Term Loan B, 4.15%, 6/07/13		21	19,654

			128,850

Diversified Consumer Services — 0.1%
Education Management LLC Term Loan C, 3%, 6/01/13		84	75,541

Diversified Telecommunication Services — 0.0%
nTelos, Inc. Term Loan B, 2.68%, 8/24/11		24	23,213
Windstream Corp. Term Loan B, 2.62%, 7/17/13		25	23,749

			46,962

Food Products — 0.0%
Dean Foods Term Loan B, 2.595%, 4/02/14		52	47,151

Health Care Equipment & Supplies — 0.1%
DJO Finance LLC (ReAble Therapeutics Finance LLC) Term Loan, 4.22%, 5/20/14		114	100,636

Health Care Providers & Services — 0.5%
CHS/Community Health Systems, Inc.:
Delayed Draw Term Loan, 2.569%, 7/25/14		8	6,663
Funded Term Loan, 2.678%, 7/25/14		150	132,664
DaVita, Inc. Term Loan B1, 2.71%, 10/05/12		125	116,738
Fresenius Medical Care AG Term Loan B, 2.674%, 3/31/13		219	205,681

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2009	27

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests		Par (000)	Value

Health Care Providers & Services (concluded)
HCA Inc.:
Tranche A-1 Term Loan, 3.22%, 11/19/12	USD	111	$99,081
Tranche B-1 Term Loan, 3.47%, 11/18/13		20	17,793
LifePoint Hospital Holdings, Inc. Term Loan B, 2.295%, 4/15/12		61	57,249

			635,869

Hotels, Restaurants & Leisure — 0.1%
Penn National Gaming, Inc. Term Loan B, 2.72%, 10/03/12		98	92,288

Household Durables — 0.1%
Jarden Corp.:
Term Loan B1, 2.97%, 1/24/12		131	123,541
Term Loan B2, 2.97%, 1/24/12		32	30,225

			153,766

IT Services — 0.2%
Affiliated Computer Services:
Additional Term Loan, 2.411%, 3/20/13		53	49,696
Term Loan B, 2.313%, 3/20/13		10	9,039
Lender Processing Services, Inc. Term Loan B, 2.819%, 7/02/14		18	17,943
SunGard Data Systems, Inc. (Solar Capital Corp.) New US Term Loan, 2.724%, 2/28/14		201	182,087

			258,765

Independent Power Producers & Energy Traders — 0.1%
NRG Energy, Inc.:
Credit-Linked Deposit, 1.12%, 2/01/13		32	29,519
Term Loan, 2.97%, 2/01/13		60	55,249

			84,768

Machinery — 0.1%
RBS Global Term Loan, 2.938%, 7/22/13		110	86,900
RBS Incremental Tranche B-2, 2.375%, 7/22/13		1	351

			87,251

Media — 0.3%
CSC Holdings, Inc. (Cablevision) Incremental:
Term Loan, 2.094%, 3/29/13		56	52,077
Term Loan B2, 2.094%, 3/31/16		62	58,013
Cinemark Term Loan, 2.07% – 2.67%, 10/05/13		19	17,352
DIRECTV Holdings LLC Term Loan B, 1.819%, 4/13/13		84	79,728
Discovery Corp. Term Loan B, 3.22%, 5/14/14		48	44,421
Regal Cinemas Corp. Term Loan B, 4.97%, 10/27/13		84	80,437
UPC Financing Partnership Facility N, 2.161%, 12/31/14		145	134,216

			466,244

Floating Rate Loan Interests	Par (000)		Value

Metals & Mining — 0.1%
Novelis Term Loan B, 3.22%, 7/06/14	USD	100	$82,104

Paper & Forest Products — 0.1%
Georgia-Pacific LLC Term B Loan, 3.293%, 12/20/12		173	160,566

Wireless Telecommunication Services — 0.1%
Intelsat Ltd.:
Incremental B-2-A, 2.914%, 1/03/14		3	2,529
Incremental B-2-B, 2.914%, 1/03/14		3	2,529
Incremental B-2-C, 2.914%, 1/03/14		3	2,529
Tranche B-2-A, 2.914%, 1/03/14		25	23,140
Tranche B-2-B, 2.914%, 1/03/14		25	23,132
Tranche B-2-C, 2.914%, 1/03/14		25	23,132

			76,991

Total Floating Rate Loan Interests — 2.2%			2,921,093

U.S. Government Sponsored Agency Obligations

Fannie Mae, 6.625%, 11/15/30		400	487,653
Freddie Mac, 6.25%, 7/15/32		1,200	1,409,407

Total U.S. Government Sponsored Agency Obligations — 1.4%			1,897,060

U.S. Treasury Obligations

U.S. Treasury Inflation Indexed Bonds, 2%, 1/15/16		1,591	1,628,396
U.S. Treasury Notes, 4.375%, 2/15/38		1,600	1,607,250

Total U.S. Treasury Obligations — 2.4%			3,235,646

Preferred Securities

Capital Trusts

Commercial Banks — 1.5%
BNP Paribas, 7.195% (a)(b)(g)		600	437,293
Fifth Third Capital Trust IV, 6.50%, 4/15/67 (a)		600	334,223
Rabobank Nederland NV, 11% (a)(b)(g)		100	100,000
Wachovia Capital Trust III, 5.80% (a)(g)		750	457,500
Wells Fargo Capital XIII Series GMTN, 7.70% (a)(g)		300	234,000
Wells Fargo Capital XV, 9.75% (a)(g)		550	511,500

			2,074,516

Diversified Financial Services — 1.3%
Bank of America Corp. Series M, 8.125% (a)(g)		1,000	782,520
JPMorgan Chase & Co., 7.90% (a)(g)		575	480,142
JPMorgan Chase Capital XXII, 6.45%, 1/15/87		700	548,523

			1,811,185

Insurance — 0.3%
MetLife, Inc., 6.40%, 12/15/66		600	426,000

Total Capital Trusts — 3.1%			4,311,701

See Notes to Financial Statements.

28	FDP SERIES, INC.	MAY 31, 2009

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund
(Percentages shown are based on Net Assets)

Preferred Stocks	Shares		Value

Automobiles — 0.0%
General Motors Corp. Series C, 6.25% (c)		6,500	$17,290

Diversified Financial Services — 0.0%
Preferred Blocker, Inc., 7% (b)		66	27,838

Thrifts & Mortgage Finance — 0.0%
Freddie Mac Series Z, 8.375%		55,200	28,704

Total Preferred Stocks — 0.0%			73,832

Total Preferred Securities — 3.1%			4,385,533

Total Long-Term Investments (Cost — $166,267,412) — 112.9%			153,243,042

Short-Term Securities

Time Deposits

Canada — 0.2%
Bank of America London, 0.0663%, 6/01/09	CAD	268	245,484

Japan — 1.1%
Citibank London, 0.01%, 6/01/09	JPY	143,669	1,507,864

Norway — 0.7%
Bank of America London, 0.3875%, 6/01/09	NOK	5,647	895,799

New Zealand — 0.0%
Brown Brothers Harriman & Co., 1.30%, 6/01/09	NZD	7	4,196

Singapore — 0.1%
JPMorgan Chase, 0.005%, 6/01/09	SGD	173	120,040

Sweden — 0.0%
Brown Brothers Harriman & Co., 0.0625%, 6/01/09	SEK	89	11,721

Switzerland — 0.1%
Citibank London, 0.02%, 6/01/09	CHF	220	206,423

United States — 5.5%
Wells Fargo, 0.06%, 6/01/09	USD	7,456	7,455,866

Total Short-Term Securities (Cost — $10,447,393) — 7.7%			10,447,393

Total Investments (Cost — $176,714,805*) — 120.6%			163,690,435
Liabilities in Excess of Other Assets — (20.6)%			(27,942,753)

Net Assets — 100.0%			$135,747,682

*	The cost and unrealized appreciation (depreciation) of investments as of May 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$176,738,996

Gross unrealized appreciation	$2,757,731
Gross unrealized depreciation	(15,806,292)

Net unrealized depreciation	$(13,048,561)

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Convertible security.

(d)	Non-income producing security.

(e)	Issuer filed for bankruptcy and/or is in default of interest payments.

(f)	Represents or includes a “to-be-announced” transaction. The Fund has committed to purchasing securities for which all specific information is not available at this time.

Counterparty	Value	Unrealized Appreciation (Depreciation)

Bank of America NA	$10,688,385	$(3,271)
Morgan Stanley Capital Services, Inc.	$4,759,018	$16,887
Credit Suisse International	$2,721,875	$8,125
Goldman Sachs Bank USA	$6,184,216	$27,357
JPMorgan Chase Bank NA	$5,270,069	$23,959

(g)	Security is perpetual in nature and has no stated maturity date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2009	29

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund

•	Foreign currency exchange contracts as of May 31, 2009 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

INR	42,000	USD	866	HSBC Bank USA NA	6/02/09	$26
JPY	41,391,000	EUR	256,848	Barclays Bank Plc	6/24/09	71,512
USD	36,935	MXN	520,000	Citibank NA	7/31/09	(2,161)
IDR	1,856,686,879	NZD	275,665	HSBC Bank USA NA	8/04/09	1,769
USD	227,928	BRL	514,000	Deutsche Bank AG	8/04/09	(29,228)
RUB	1,656,567	NZD	98,723	Deutsche Bank AG	8/12/09	(10,183)
RUB	1,641,417	NZD	98,077	Deutsche Bank AG	8/14/09	(10,274)
VND	1,085,930,787	NZD	89,609	Deutsche Bank AG	8/14/09	3,262
CNY	1,905,000	USD	277,697	HSBC Bank USA NA	9/23/09	2,564
RUB	2,941,609	AUD	139,939	Barclays Bank Plc	9/24/09	(18,516)
RUB	4,705,516	AUD	226,178	Barclays Bank Plc	9/28/09	(31,583)
VND	1,174,476,427	AUD	95,373	HSBC Bank USA NA	10/07/09	(11,015)
CNY	387,755	AUD	83,779	HSBC Bank USA NA	10/13/09	(9,333)
CNY	390,544	AUD	82,930	HSBC Bank USA NA	10/19/09	(8,202)
CNY	429,632	USD	62,112	HSBC Bank USA NA	10/23/09	1,208
CNY	730,876	USD	105,100	HSBC Bank USA NA	10/26/09	2,638
CNY	436,324	USD	62,288	HSBC Bank USA NA	10/27/09	2,034
USD	38,014	MXN	515,000	Citibank NA	12/01/09	(40)
INR	1,047,000	USD	20,234	Deutsche Bank AG	4/09/10	1,482
INR	2,246,000	USD	43,376	Deutsche Bank AG	4/12/10	3,202
INR	1,508,000	USD	28,906	JPMorgan Chase Bank NA	4/13/10	2,366
INR	1,481,000	USD	28,920	JPMorgan Chase Bank NA	4/15/10	1,788
INR	521,000	USD	10,156	Deutsche Bank AG	4/19/10	645
INR	740,000	USD	14,504	JPMorgan Chase Bank NA	4/19/10	836
CLP	39,408,000	USD	67,231	Citibank NA	4/26/10	2,965
INR	1,052,000	USD	20,300	Deutsche Bank AG	4/26/10	1,500
CLP	31,162,000	USD	53,255	JPMorgan Chase Bank NA	4/27/10	2,253
CLP	31,274,000	USD	53,255	Citigroup NA	4/27/10	2,452
INR	150,000	USD	2,899	JPMorgan Chase Bank NA	4/27/10	210
CLP	50,230,000	USD	85,208	Citibank NA	4/28/10	4,265
CLP	6,289,000	USD	10,650	UBS AG	4/28/10	552
INR	744,000	USD	14,489	JPMorgan Chase Bank NA	4/28/10	927
INR	745,000	USD	14,494	JPMorgan Chase Bank NA	4/30/10	941
INR	1,425,000	USD	29,035	Deutsche Bank AG	6/01/10	468

Total						$(18,670)

•	Credit default swaps on single-name issues-buy protection outstanding as of May 31, 2009 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount	Unrealized Appreciation (Depreciation)

Wendy’s International, Inc.	2.25%	UBS AG	December 2011	USD 5,000	$(122,697)
Macy’s Retail Holdings, Inc.	2.05%	JPMorgan Chase Bank NA	March 2012	USD 4,000	89,860
Cox Communications, Inc.	0.98%	JPMorgan Chase Bank NA	June 2013	USD 1,500	(13,393)

Total					$(46,230)

•	Credit default swaps on single-name issues-sold protection outstanding as of May 31, 2009 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration	Credit Rating(1)	Notional Amount (000)(2)	Unrealized Depreciation

Time Warner Cable, Inc.	1.83%	JPMorgan Chase Bank NA	June 2013	BBB	USD 1,500	$ (519)

(1)	Using Standard & Poor’s ratings of the issuer.

(2)	The maximum potential amount the Fund may be required to pay should a negative credit event take place as defined under the terms of the agreement. See Note 2 of the Notes to Financial Statements.

•	Currency Abbreviations:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Yuan
EUR	Euro
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican New Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peru Nuevos Soles
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
USD	U.S. Dollar
VND	Vietnam Dong

See Notes to Financial Statements.

30	FDP SERIES, INC.	MAY 31, 2009

Schedule of Investments (concluded)	Franklin Templeton Total Return FDP Fund

•

Effective June 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of May 31, 2009 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities	Other Financial Instruments*

	Assets	Assets	Liabilities

Level 1	$17,290	—	—
Level 2	162,800,032	$201,725	$(267,144)
Level 3	873,113	—	—

Total	$163,690,435	$201,725	$(267,144)

*	Other financial instruments are swaps and foreign currency exchange contracts, which are shown at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of investments with unobservable inputs (Level 3) used in determining fair value:

Investments in Securities

Assets

Balance, as of May 31, 2008	$353,902
Accrued discounts/premiums	—
Realized loss	(146,859)
Change in unrealized appreciation/depreciation[1]	2,191
Net sales	(209,234)
Net transfers in	873,113

Balance, as of May 31, 2009	$873,113

[1]	Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations related to securities classified as Level 3 at year end.

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2009	31

Statements of Assets and Liabilities

May 31, 2009	MFS Research International FDP Fund	Marsico Growth FDP Fund	Van Kampen Value FDP Fund	Franklin Templeton Total Return FDP Fund

Assets

Investments at value — unaffiliated[1]	$117,009,904	$95,520,429	$93,782,386	$163,690,435
Investments at value — affiliated[2]	—	—	22,775	—
Cash	—	—	1,918	—
Foreign currency at value[3]	1,884	12	—	1,193,151
Unrealized appreciation on swaps	—	—	—	89,860
Unrealized appreciation on foreign currency exchange contracts	338	—	—	111,865
Dividends receivable	789,690	134,076	233,680	—
Investments sold receivable	453,539	—	257,017	45,411
Capital shares sold receivable	183,321	139,120	155,654	565,512
Interest receivable	9	—	26	1,437,628
Principal paydowns receivable	—	—	—	9,991
Foreign currency exchange contracts receivable	—	—	—	30,530
Swaps receivable	—	—	—	5,566
Prepaid expenses	44,872	42,253	42,060	52,648

Total assets	118,483,557	95,835,890	94,495,516	167,232,597

Liabilities

Unrealized depreciation on swaps	—	—	—	136,609
Unrealized depreciation on foreign currency exchange contracts	1,899	—	—	130,535
Investments purchased payable	1,273,313	—	95,436	30,184,833
Capital shares redeemed payable	329,931	279,022	298,581	370,648
Income dividends payable	—	—	—	416,858
Investment advisory fees payable	79,007	58,542	51,797	45,820
Distribution fees payable	73,401	61,123	61,821	78,785
Swaps payable	—	—	—	42,421
Officer’s and Directors’ fees payable	3,364	3,361	3,361	3,376
Other affiliates payable	859	766	748	1,248
Other accrued expenses payable	118,647	50,450	40,916	73,782

Total liabilities	1,880,421	453,264	552,660	31,484,915

Net Assets	$116,603,136	$95,382,626	$93,942,856	$135,747,682

Net Assets Consist of

Paid-in capital	$170,476,039	$133,327,829	$152,792,109	$156,494,122
Undistributed (accumulated) net investment income (loss)	771,213	(162)	494,889	223,545
Accumulated net realized loss	(50,702,498)	(42,803,908)	(36,549,947)	(7,897,816)
Net unrealized appreciation/depreciation	(3,941,618)	4,858,867	(22,794,195)	(13,072,169)

Net Assets	$116,603,136	$95,382,626	$93,942,856	$135,747,682

[1] Investments at cost — unaffiliated	$120,969,183	$90,661,562	$116,571,963	$176,714,805

[2] Investments at cost — affiliated	—	—	$27,393	—

[3] Foreign currency at cost	$2,080	$12	—	$1,190,986

See Notes to Financial Statements.

32	FDP SERIES, INC.	MAY 31, 2009

Statements of Assets and Liabilities (concluded)

May 31, 2009	MFS Research International FDP Fund	Marsico Growth FDP Fund	Van Kampen Value FDP Fund	Franklin Templeton Total Return FDP Fund

Net Asset Value

Institutional:
Net assets	$2,411,508	$2,101,761	$2,105,474	$2,347,411

Shares outstanding, 100 million shares authorized, $0.10 par value	280,884	253,653	300,933	261,609

Net asset value	$8.59	$8.29	$7.00	$8.97

Investor A:
Net assets	$22,280,477	$18,156,477	$17,812,610	$25,699,155

Shares outstanding, 100 million shares authorized, $0.10 par value	2,606,852	2,211,043	2,549,145	2,863,145

Net asset value	$8.55	$8.21	$6.99	$8.98

Investor B:
Net assets	$2,580,922	$2,132,568	$2,182,237	$2,489,473

Shares outstanding, 100 million shares authorized, $0.10 par value	305,313	267,593	313,197	277,338

Net asset value	$8.45	$7.97	$6.97	$8.98

Investor C:
Net assets	$89,330,229	$72,991,820	$71,842,535	$105,211,643

Shares outstanding, 100 million shares authorized, $0.10 par value	10,591,352	9,154,238	10,337,418	11,721,536

Net asset value	$8.43	$7.97	$6.95	$8.98

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2009	33

Statements of Operations

Year Ended May 31, 2009	MFS Research International FDP Fund	Marsico Growth FDP Fund	Van Kampen Value FDP Fund	Franklin Templeton Total Return FDP Fund

Investment Income

Dividends	$4,226,821	$1,866,160	$3,287,730	$56,362
Foreign tax withheld	(361,550)	(5,262)	(22,378)	(19,184)
Interest	6,622	92,069	71,151	9,246,645
Income — affiliated	—	—	1,040	—

Total income	3,871,893	1,952,967	3,337,543	9,283,823

Expenses

Investment advisory	1,138,371	892,026	781,260	667,204
Service — Investor A	57,758	50,789	50,754	77,226
Service and distribution — Investor B	32,037	28,133	28,491	23,592
Service and distribution — Investor C	978,204	860,522	861,104	1,040,864
Custodian	229,016	32,411	16,059	62,361
Transfer agent — Institutional	2,950	3,206	2,920	3,721
Transfer agent — Investor A	26,036	26,184	23,349	33,423
Transfer agent — Investor B	4,647	4,911	4,303	4,400
Transfer agent — Investor C	119,078	128,446	106,270	152,861
Accounting services	91,888	88,390	78,648	141,454
Professional	58,926	54,083	47,641	70,928
Registration	48,297	47,711	47,981	50,640
Printing	32,737	29,146	29,179	41,736
Officer and Directors	20,226	19,815	19,670	24,682
Miscellaneous	33,342	23,622	20,374	69,156

Total expenses	2,873,513	2,289,395	2,118,003	2,464,248

Net investment income (loss)	998,380	(336,428)	1,219,540	6,819,575

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments[1]	(49,841,457)	(32,219,655)	(36,445,662)	(8,801,244)
Swaps	—	—	—	(175,883)
Foreign currency	(122,270)	(543)	—	1,785,238

	(49,963,727)	(32,220,198)	(36,445,662)	(7,191,889)

Net change in unrealized appreciation/depreciation on:
Investments	(26,773,488)	(22,596,557)	(14,731,145)	(8,446,834)
Swaps	—	—	—	(98,255)
Unfunded loan commitments	—	—	—	(135)
Foreign currency	29,298	—	—	(258,203)

	(26,744,190)	(22,596,557)	(14,731,145)	(8,803,427)

Total realized and unrealized loss	(76,707,917)	(54,816,755)	(51,176,807)	(15,995,316)

Net Decrease in Net Assets Resulting from Operations	$(75,709,537)	$(55,153,183)	$(49,957,267)	$(9,175,741)

[1] Including foreign capital gain tax	$6,778	—	—	—

See Notes to Financial Statements.

34	FDP SERIES, INC.	MAY 31, 2009

Statements of Changes in Net Assets	MFS Research International FDP Fund

	Year Ended May 31,

Net Increase (Decrease) in Net Assets:	2009	2008

Operations

Net investment income	$998,380	$1,223,143
Net realized gain (loss)	(49,963,727)	3,515,735
Net change in unrealized appreciation/depreciation	(26,744,190)	(1,192,179)

Net increase (decrease) in net assets resulting from operations	(75,709,537)	3,546,699

Dividends and Distributions to Shareholders From

Net investment income:
Institutional	(32,596)	(16,873)
Investor A	(272,991)	(138,741)
Investor B	(23,490)	(6,458)
Investor C	(745,528)	(236,510)
Net realized gain:
Institutional	(14,951)	(232,910)
Investor A	(140,070)	(2,254,105)
Investor B	(20,717)	(373,525)
Investor C	(618,030)	(9,471,594)

Decrease in net assets resulting from dividends and distributions to shareholders	(1,868,373)	(12,730,716)

Capital Share Transactions

Net increase (decrease) in net assets derived from capital share transactions	(2,251,808)	30,295,381

Redemption Fee

Redemption fee	11,336	4,677

Net Assets

Total increase (decrease) in net assets	(79,818,382)	21,116,041
Beginning of year	196,421,518	175,305,477

End of year	$116,603,136	$196,421,518

End of year undistributed net investment income	$771,213	$964,069

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2009	35

Statements of Changes in Net Assets	Marsico Growth FDP Fund

	Year Ended May 31,

Net Increase (Decrease) in Net Assets:	2009	2008

Operations

Net investment loss	$(336,428)	$(930,129)
Net realized loss	(32,220,198)	(9,529,231)
Net change in unrealized appreciation/depreciation	(22,596,557)	8,452,007

Net decrease in net assets resulting from operations	(55,153,183)	(2,007,353)

Capital Share Transactions

Net increase (decrease) in net assets derived from capital share transactions	(12,897,132)	17,375,418

Net Assets

Total increase (decrease) in net assets	(68,050,315)	15,368,065
Beginning of year	163,432,941	148,064,876

End of year	$95,382,626	$163,432,941

End of year accumulated net investment loss	$(162)	$(3,131)

Van Kampen Value FDP Fund

	Year Ended May 31,

Net Increase (Decrease) in Net Assets:	2009	2008

Operations

Net investment income	$1,219,540	$1,206,880
Net realized gain (loss)	(36,445,662)	1,803,787
Net change in unrealized appreciation/depreciation	(14,731,145)	(27,748,568)

Net decrease in net assets resulting from operations	(49,957,267)	(24,737,901)

Dividends and Distributions to Shareholders From

Net investment income:
Institutional	(55,724)	(43,702)
Investor A	(412,699)	(329,687)
Investor B	(28,452)	(19,588)
Investor C	(938,042)	(610,775)
Net realized gain:
Institutional	(3,011)	(66,631)
Investor A	(26,033)	(601,518)
Investor B	(3,800)	(107,313)
Investor C	(113,214)	(2,687,196)

Decrease in net assets resulting from dividends and distributions to shareholders	(1,580,975)	(4,466,410)

Capital Share Transactions

Net increase (decrease) in net assets derived from capital share transactions	(12,458,862)	37,497,933

Net Assets

Total increase (decrease) in net assets	(63,997,104)	8,293,622
Beginning of year	157,939,960	149,646,338

End of year	$93,942,856	$157,939,960

End of year undistributed net investment income	$494,889	$710,271

See Notes to Financial Statements.

36	FDP SERIES, INC.	MAY 31, 2009

Statements of Changes in Net Assets	Franklin Templeton Total Return FDP Fund

	Year Ended May 31,

Net Increase (Decrease) in Net Assets:	2009	2008

Operations

Net investment income	$6,819,575	$7,748,161
Net realized gain (loss)	(7,191,889)	3,757,611
Net change in unrealized appreciation/depreciation	(8,803,427)	(4,222,841)

Net increase (decrease) in net assets resulting from operations	(9,175,741)	7,282,931

Dividends and Distributions to Shareholders From

Net investment income:
Institutional	(169,653)	(134,938)
Investor A	(1,879,413)	(1,587,672)
Investor B	(171,838)	(170,180)
Investor C	(7,151,862)	(5,895,446)
Net realized gain:
Institutional	(22,467)	(11,697)
Investor A	(252,748)	(145,961)
Investor B	(24,679)	(17,588)
Investor C	(1,052,700)	(624,763)

Decrease in net assets resulting from dividends and distributions to shareholders	(10,725,360)	(8,588,245)

Capital Share Transactions

Net increase (decrease) in net assets derived from capital share transactions	(53,367,757)	35,137,373

Net Assets

Total increase (decrease) in net assets	(73,268,858)	33,832,059
Beginning of year	209,016,540	175,184,481

End of year	$135,747,682	$209,016,540

End of year undistributed net investment income	$223,545	$2,082,904

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2009	37

Financial Highlights	MFS Research International FDP Fund

	Institutional				Investor A

				Period July 27, 2005[1] to May 31, 2006				Period July 27, 2005[1] to May 31, 2006
	Year Ended May 31,				Year Ended May 31,

	2009	2008	2007		2009	2008	2007

Per Share Operating Performance

Net asset value, beginning of period	$13.86	$14.63	$12.21	$10.00	$13.82	$14.59	$12.19	$10.00

Net investment income[2]	0.15	0.21	0.16	0.08	0.13	0.17	0.12	0.13
Net realized and unrealized gain (loss)[3]	(5.24)	0.12	2.76	2.13	(5.23)	0.12	2.75	2.06

Net increase (decrease) from investment operations	(5.09)	0.33	2.92	2.21	(5.10)	0.29	2.87	2.19

Dividends and distributions from:
Net investment income	(0.12)	(0.08)	(0.11)	—	(0.11)	(0.06)	(0.10)	—
Net realized gain	(0.06)	(1.02)	(0.39)	—	(0.06)	(1.00)	(0.37)	—

Total dividends and distributions	(0.18)	(1.10)	(0.50)	—	(0.17)	(1.06)	(0.47)	—

Net asset value, end of period	$8.59	$13.86	$14.63	$12.21	$8.55	$13.82	$14.59	$12.19

Total Investment Return[4]

Based on net asset value	(37.06)%[5]	2.66%	24.62%	22.10%[6]	(37.24)%[5]	2.42%	24.24%	21.90%[6]

Ratios to Average Net Assets

Total expenses	1.43%	1.32%	1.42%	2.58%[7]	1.67%	1.56%	1.67%	2.65%[7]

Total expenses after fees waived	1.43%	1.32%	1.42%	1.89%[7]	1.67%	1.56%	1.67%	2.15%[7]

Net investment income	1.67%	1.55%	1.22%	0.79%[7]	1.43%	1.27%	0.92%	1.36%[7]

Supplemental Data

Net assets, end of period (000)	$2,412	$3,571	$2,984	$1,995	$22,280	$34,072	$30,747	$15,321

Portfolio turnover	76%	69%	70%	67%	76%	69%	70%	67%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Includes a redemption fee, which is less than $0.01 per share.

[4]	Total investment returns exclude the effects of any sales charges.

[5]	Total return calculation includes redemption fees received by the Fund. The impact to the return is less than 0.01%.

[6]	Aggregate total investment return.

[7]	Annualized.

See Notes to Financial Statements.

38	FDP SERIES, INC.	MAY 31, 2009

Financial Highlights (continued)	MFS Research International FDP Fund

	Investor B				Investor C

				Period July 27, 2005[1] to May 31, 2006				Period July 27, 2005[1] to May 31, 2006
	Year Ended May 31,				Year Ended May 31,

	2009	2008	2007		2009	2008	2007

Per Share Operating Performance

Net asset value, beginning of period	$13.72	$14.49	$12.11	$10.00	$13.69	$14.48	$12.11	$10.00

Net investment income (loss)[2]	0.05	0.05	(0.00)[3]	0.04	0.05	0.07	0.02	0.06
Net realized and unrealized gain (loss)[4]	(5.20)	0.14	2.76	2.07	(5.18)	0.10	2.74	2.05

Net increase (decrease) from investment operations	(5.15)	0.19	2.76	2.11	(5.13)	0.17	2.76	2.11

Dividends and distributions from:
Net investment income	(0.06)	(0.02)	(0.06)	—	(0.07)	(0.02)	(0.07)	—
Net realized gain	(0.06)	(0.94)	(0.32)	—	(0.06)	(0.94)	(0.32)	—

Total dividends and distributions	(0.12)	(0.96)	(0.38)	—	(0.13)	(0.96)	(0.39)	—

Net asset value, end of period	$8.45	$13.72	$14.49	$12.11	$8.43	$13.69	$14.48	$12.11

Total Investment Return[5]

Based on net asset value	(37.76)%[6]	1.62%	23.34%	21.10%[7]	(37.75)%[6]	1.57%	23.39%	21.10%[7]

Ratios to Average Net Assets

Total expenses	2.45%	2.35%	2.46%	3.42%[8]	2.43%	2.32%	2.44%	3.41%[8]

Total expenses after fees waived	2.45%	2.35%	2.46%	2.92%[8]	2.43%	2.32%	2.44%	2.92%[8]

Net investment income (loss)	0.51%	0.40%	(0.01)%	0.43%[8]	0.62%	0.51%	0.18%	0.57%[8]

Supplemental Data

Net assets, end of period (000)	$2,581	$5,365	$5,708	$4,169	$89,330	$153,414	$135,866	$65,729

Portfolio turnover	76%	69%	70%	67%	76%	69%	70%	67%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $(0.01) per share.

[4]	Includes a redemption fee, which is less than $0.01 per share.

[5]	Total investment returns exclude the effects of sales charges.

[6]	Total return calculation includes redemption fees received by the Fund. The impact to the return is less than 0.01%.

[7]	Aggregate total investment return.

[8]	Annualized.

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2009	39

Financial Highlights (continued)	Marsico Growth FDP Fund

	Institutional				Investor A

				Period July 27, 2005[1] to May 31, 2006				Period July 27, 2005[1] to May 31, 2006
	Year Ended May 31,				Year Ended May 31,

	2009	2008	2007		2009	2008	2007

Per Share Operating Performance

Net asset value, beginning of period	$12.28	$12.35	$10.70	$10.00	$12.20	$12.30	$10.69	$10.00

Net investment income (loss)[2]	0.05	0.03	0.02	(0.04)	0.03	0.00[3]	(0.01)	(0.04)
Net realized and unrealized gain (loss)	(4.04)	(0.10)	1.63	0.74	(4.02)	(0.10)	1.62	0.73

Net increase (decrease) from investment operations	(3.99)	(0.07)	1.65	0.70	(3.99)	(0.10)	1.61	0.69

Net asset value, end of period	$8.29	$12.28	$12.35	$10.70	$8.21	$12.20	$12.30	$10.69

Total Investment Return[4]

Based on net asset value	(32.49)%	(0.57)%	15.42%	7.00%[5]	(32.70)%	(0.81)%	15.06%	6.90%[5]

Ratios to Average Net Assets

Total expenses	1.20%	1.09%	1.17%	1.90%[6]	1.44%	1.33%	1.42%	1.76%[6]

Total expenses after fees waived	1.20%	1.09%	1.17%	1.60%[6]	1.44%	1.33%	1.42%	1.72%[6]

Net investment income (loss)	0.54%	0.27%	0.17%	(0.43)%[6]	0.30%	0.03%	(0.08)%	(0.48)%[6]

Supplemental Data

Net assets, end of period (000)	$2,102	$3,184	$2,657	$1,174	$18,156	$28,583	$26,181	$12,910

Portfolio turnover	83%	67%	44%	31%	83%	67%	44%	31%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $0.01 per share.

[4]	Total investment returns exclude the effects of any sales charges.

[5]	Aggregate total investment return.

[6]	Annualized.

See Notes to Financial Statements.

40	FDP SERIES, INC.	MAY 31, 2009

Financial Highlights (continued)	Marsico Growth FDP Fund

	Investor B				Investor C

				Period July 27, 2005[1] to May 31, 2006				Period July 27, 2005[1] to May 31, 2006
	Year Ended May 31,				Year Ended May 31,

	2009	2008	2007		2009	2008	2007

Per Share Operating Performance

Net asset value, beginning of period	$11.94	$12.12	$10.62	$10.00	$11.94	$12.13	$10.62	$10.00

Net investment loss[2]	(0.04)	(0.09)	(0.10)	(0.12)	(0.04)	(0.09)	(0.10)	(0.11)
Net realized and unrealized gain (loss)	(3.93)	(0.09)	1.60	0.74	(3.93)	(0.10)	1.61	0.73

Net increase (decrease) from investment operations	(3.97)	(0.18)	1.50	0.62	(3.97)	(0.19)	1.51	0.62

Net asset value, end of period	$7.97	$11.94	$12.12	$10.62	$7.97	$11.94	$12.13	$10.62

Total Investment Return[3]

Based on net asset value	(33.25)%	(1.49)%	14.12%	6.20%[4]	(33.25)%	(1.57)%	14.22%	6.20%[4]

Ratios to Average Net Assets

Total expenses	2.24%	2.11%	2.20%	2.57%[5]	2.21%	2.09%	2.19%	2.55%[5]

Total expenses after fees waived	2.24%	2.11%	2.20%	2.52%[5]	2.21%	2.09%	2.19%	2.51%[5]

Net investment loss	(0.48)%	(0.74)%	(0.87)%	(1.30)%[5]	(0.46)%	(0.74)%	(0.85)%	(1.27)%[5]

Supplemental Data

Net assets, end of period (000)	$2,133	$4,412	$4,772	$3,362	$72,992	$127,254	$114,454	$54,566

Portfolio turnover	83%	67%	44%	31%	83%	67%	44%	31%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Total investment returns exclude the effects of sales charges.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2009	41

Financial Highlights (continued)	Van Kampen Value FDP Fund

	Institutional				Investor A

				Period July 27, 2005[1] to May 31, 2006				Period July 27, 2005[1] to May 31, 2006
	Year Ended May 31,				Year Ended May 31,

	2009	2008	2007		2009	2008	2007

Per Share Operating Performance

Net asset value, beginning of period	$10.30	$12.45	$10.50	$10.00	$10.29	$12.43	$10.49	$10.00

Net investment income[2]	0.15	0.18	0.19	0.12	0.13	0.15	0.16	0.11
Net realized and unrealized gain (loss)	(3.27)	(1.90)	1.86	0.43	(3.27)	(1.89)	1.87	0.43

Net increase (decrease) from investment operations	(3.12)	(1.72)	2.05	0.55	(3.14)	(1.74)	2.03	0.54

Dividends and distributions from:
Net investment income	(0.17)	(0.17)	(0.05)	(0.05)	(0.15)	(0.14)	(0.04)	(0.05)
Net realized gain	(0.01)	(0.26)	(0.05)	(0.00)[3]	(0.01)	(0.26)	(0.05)	(0.00)[3]

Total dividends and distributions	(0.18)	(0.43)	(0.10)	(0.05)	(0.16)	(0.40)	(0.09)	(0.05)

Net asset value, end of period	$7.00	$10.30	$12.45	$10.50	$6.99	$10.29	$12.43	$10.49

Total Investment Return[4]

Based on net asset value	(30.38)%	(14.15)%	20.95%	5.56%[5]	(30.62)%	(14.29)%	20.65%	5.40%[5]

Ratios to Average Net Assets

Total expenses	1.06%	1.02%	1.08%	1.81%[6]	1.30%	1.26%	1.33%	1.71%[6]

Total expenses after fees waived	1.06%	1.02%	1.08%	1.58%[6]	1.30%	1.26%	1.33%	1.69%[6]

Net investment income	1.95%	1.65%	1.67%	1.31%[6]	1.69%	1.40%	1.42%	1.26%[6]

Supplemental Data

Net assets, end of period (000)	$2,105	$3,131	$2,739	$1,202	$17,813	$27,616	$26,194	$13,135

Portfolio turnover	38%	25%	26%	14%	38%	25%	26%	14%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than ($0.01) per share.

[4]	Total investment returns exclude the effects of any sales charges.

[5]	Aggregate total investment return.

[6]	Annualized.

See Notes to Financial Statements.

42	FDP SERIES, INC.	MAY 31, 2009

Financial Highlights (continued)	Van Kampen Value FDP Fund

	Investor B				Investor C

				Period July 27, 2005[1] to May 31, 2006				Period July 27, 2005[1] to May 31, 2006
	Year Ended May 31,				Year Ended May 31,

	2009	2008	2007		2009	2008	2007

Per Share Operating Performance

Net asset value, beginning of period	$10.23	$12.36	$10.45	$10.00	$10.21	$12.35	$10.45	$10.00

Net investment income[2]	0.07	0.07	0.07	0.04	0.07	0.07	0.07	0.04
Net realized and unrealized gain (loss)	(3.25)	(1.89)	1.91	0.43	(3.24)	(1.89)	1.90	0.44

Net increase (decrease) from investment operations	(3.18)	(1.82)	1.98	0.47	(3.17)	(1.82)	1.97	0.48

Dividends and distributions from:
Net investment income	(0.07)	(0.05)	(0.02)	(0.02)	(0.08)	(0.06)	(0.02)	(0.03)
Net realized gain	(0.01)	(0.26)	(0.05)	(0.00)[3]	(0.01)	(0.26)	(0.05)	(0.00)[3]

Total dividends and distributions	(0.08)	(0.31)	(0.07)	(0.02)	(0.09)	(0.32)	(0.07)	(0.03)

Net asset value, end of period	$6.97	$10.23	$12.36	$10.45	$6.95	$10.21	$12.35	$10.45

Total Investment Return[4]

Based on net asset value	(31.13)%	(14.99)%	19.67%	4.76%[5]	(31.13)%	(15.00)%	19.67%	4.78%[5]

Ratios to Average Net Assets

Total expenses	2.08%	2.05%	2.12%	2.52%[6]	2.06%	2.02%	2.11%	2.50%[6]

Total expenses after fees waived	2.08%	2.05%	2.12%	2.49%[6]	2.06%	2.02%	2.11%	2.47%[6]

Net investment income	0.91%	0.60%	0.63%	0.45%[6]	0.93%	0.63%	0.65%	0.48%[6]

Supplemental Data

Net assets, end of period (000)	$2,182	$4,303	$5,002	$3,671	$71,843	$122,891	$115,710	$56,102

Portfolio turnover	38%	25%	26%	14%	38%	25%	26%	14%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than ($0.01) per share.

[4]	Total investment returns exclude the effects of sales charges.

[5]	Aggregate total investment return.

[6]	Annualized.

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2009	43

Financial Highlights (continued)	Franklin Templeton Total Return FDP Fund

	Institutional				Investor A

				Period July 27, 2005[1] to May 31, 2006				Period July 27, 2005[1] to May 31, 2006
	Year Ended May 31,				Year Ended May 31,

	2009	2008	2007		2009	2008	2007

Per Share Operating Performance

Net asset value, beginning of period	$9.80	$9.86	$9.63	$10.00	$9.80	$9.86	$9.63	$10.00

Net investment income[2]	0.42	0.46	0.43	0.30	0.40	0.43	0.40	0.29
Net realized and unrealized gain (loss)	(0.61)	(0.02)	0.22	(0.36)	(0.60)	(0.02)	0.23	(0.39)

Net increase (decrease) from investment operations	(0.19)	0.44	0.65	(0.06)	(0.20)	0.41	0.63	(0.10)

Dividends and distributions from:
Net investment income	(0.56)	(0.46)	(0.42)	(0.31)	(0.54)	(0.43)	(0.40)	(0.27)
Net realized gain	(0.08)	(0.04)	—	(0.00)[3]	(0.08)	(0.04)	—	(0.00)[3]

Total dividends and distributions	(0.64)	(0.50)	(0.42)	(0.31)	(0.62)	(0.47)	(0.40)	(0.27)

Net asset value, end of period	$8.97	$9.80	$9.86	$9.63	$8.98	$9.80	$9.86	$9.63

Total Investment Return[4]

Based on net asset value	(1.49)%	$4.45%	6.97%	(0.55)%[5]	(1.62)%	4.20%	6.71%	(0.76)%[5]

Ratios to Average Net Assets

Total expenses	0.82%	0.66%	0.79%	1.47%[6]	1.04%	0.92%	1.04%	1.32%[6]

Total expenses after fees waived	0.82%	0.66%	0.79%	1.28%[6]	1.04%	0.92%	1.04%	1.31%[6]

Net investment income	4.77%	4.58%	4.37%	3.55%[6]	4.54%	4.32%	4.12%	3.67%[6]

Supplemental Data

Net assets, end of period (000)	$2,347	$3,091	$2,597	$982	$25,699	$37,566	$32,460	$16,018

Portfolio turnover	304%[7]	288%[8]	253%	122%	304%[7]	288%[8]	253%	122%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than ($0.01) per share.

[4]	Total investment returns exclude the effects of any sales charges.

[5]	Aggregate total investment return.

[6]	Annualized.

[7]	Includes mortgage dollar rolls transactions. Excluding these transactions the portfolio turnover would have been 151%.

[8]	Includes TBA transactions. Excluding these transactions the portfolio turnover would have been 150%.

See Notes to Financial Statements.

44	FDP SERIES, INC.	MAY 31, 2009

Financial Highlights (concluded)	Franklin Templeton Total Return FDP Fund

	Investor B				Investor C

				Period July 27, 2005[1] to May 31, 2006				Period July 27, 2005[1] to May 31, 2006
	Year Ended May 31,				Year Ended May 31,

	2009	2008	2007		2009	2008	2007

Per Share Operating Performance

Net asset value, beginning of period	$9.80	$9.86	$9.63	$10.00	$9.80	$9.86	$9.63	$10.00

Net investment income[2]	0.36	0.38	0.35	0.25	0.35	0.37	0.35	0.25
Net realized and unrealized gain (loss)	(0.61)	(0.02)	0.22	(0.39)	(0.60)	(0.01)	0.22	(0.40)

Net increase (decrease) from investment operations	(0.25)	0.36	0.57	(0.14)	(0.25)	0.36	0.57	(0.15)

Dividends and distributions from:
Net investment income	(0.49)	(0.38)	(0.34)	(0.23)	(0.49)	(0.38)	(0.34)	(0.22)
Net realized gain	(0.08)	(0.04)	—	(0.00)[3]	(0.08)	(0.04)	—	(0.00)[3]

Total dividends and distributions	(0.57)	(0.42)	(0.34)	(0.23)	(0.57)	(0.42)	(0.34)	(0.22)

Net asset value, end of period	$8.98	$9.80	$9.86	$9.63	$8.98	$9.80	$9.86	$9.63

Total Investment Return[4]

Based on net asset value	(2.16)%	3.66%	6.15%	(1.19)%[5]	(2.18)%	3.62%	6.10%	(1.23)%[5]

Ratios to Average Net Assets

Total expenses	1.57%	1.45%	1.57%	1.86%[6]	1.59%	1.48%	1.62%	1.91%[6]

Total expenses after fees waived	1.57%	1.45%	1.57%	1.85%[6]	1.59%	1.48%	1.62%	1.90%[6]

Net investment income	3.99%	3.80%	3.59%	3.12%[6]	3.97%	3.75%	3.54%	3.07%[6]

Supplemental Data

Net assets, end of period (000)	$2,489	$4,138	$4,377	$3,395	$105,212	$164,222	$135,750	$68,162

Portfolio turnover	304%[7]	288%[8]	253%	122%	304%[7]	288%[8]	253%	122%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than ($0.01) per share.

[4]	Total investment returns exclude the effects of sales charges.

[5]	Aggregate total investment return.

[6]	Annualized.

[7]	Includes mortgage dollar rolls transactions. Excluding these transactions the portfolio turnover rate would have been 151%.

[8]	Includes TBA transactions. Excluding these transactions the portfolio turnover rate would have been 150%.

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2009	45

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

MFS Research International FDP Fund, Marsico Growth FDP Fund, Van Kampen Value FDP Fund and Franklin Templeton Total Return FDP Fund (the “Funds” or individually, a “Fund”) each is a series of FDP Series, Inc. (the “Corporation”). The Corporation is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end management investment company. The Corporation is organized as a Maryland corporation. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Each of the Funds offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Funds:

Valuation of Investments: The Funds value their bond investments on the basis of last available bid price or current market quotations provided by dealers or pricing services selected under the supervision of each Fund’s Board of Directors (the “Board”). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments, and calculated yield measures based on valuation technology commonly employed in the market for such investments. Floating rate loan interests are valued at the mean between the last available bid prices from one or more brokers or dealers as obtained from pricing services. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers which are derived using daily swap curves and trades of underlying securities. The fair value of asset-backed and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each tranche of the entity, establishes a benchmark yield and develops an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value. TBA commitments are valued at the current market value of the underlying securities.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net assets of the Fund are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board. Foreign currency exchange contracts and forward currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

46	FDP SERIES, INC.	MAY 31, 2009

Notes to Financial Statements (continued)

The Funds report foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgaged-Backed Securities: Certain Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Certain Funds may purchase in the secondary market certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by the Federal National Mortgage Association (“FNMA”) include FNMA guaranteed Mortgage Pass-Through Certificates which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

Collateralized Mortgage Obligations: Certain Funds may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”). These multiple class securities may be issued by GNMA, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes (“PACs”) and targeted amortization classes (“TACs”). IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Funds may not fully recoup its initial investment in IOs.

Mortgage Dollar Roll Transactions: Certain Funds may sell mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. Pools of mortgage securities are used to collateralize mortgage dollar roll transactions and may have different prepayment histories than those sold. During the period between the sale and the repurchase, the Funds will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Funds, and the income from these investments will generate income for the Funds. The Funds will account for dollar roll transactions as purchases and sales and realize gains and losses on these transactions.

Mortgage dollar rolls involve the risk that the market value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will adversely impact the investment performance of the Funds.

Treasury Roll Transactions: A treasury roll transaction involves the sale of a Treasury security, with an agreement to repurchase the same security at an agreed upon price and date. Treasury rolls constitute a borrowing and the difference between the sale and repurchase prices represents interest expense at an agreed upon rate. Whether such a transaction produces a positive impact on performance depends upon whether the income and gains on the securities purchased with the proceeds received from the

FDP SERIES, INC.	MAY 31, 2009	47

Notes to Financial Statements (continued)

sale of the security exceeds the interest expense incurred by the Funds. Treasury rolls are not considered purchases and sales and any gains or losses incurred on the treasury rolls will be deferred until the treasury securities are disposed.

Treasury roll transactions involve the risk that the market value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities. If investment performance of securities repurchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the treasury roll, the use of this technique will adversely impact the investment performance of the Funds.

Floating Rate Loans: Certain Funds may invest in floating rate loans, which are generally non-investment grade, made by banks, other financial institutions and privately and publicly offered corporations. Floating rate loans are senior in the debt structure of a corporation. Floating rate loans generally pay interest at rates that are periodically predetermined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more US banks or (iii) the certificate of deposit rate. The Funds consider these investments to be investments in debt securities for purposes of their investment policies.

The Funds earn and/or pay facility and other fees on floating rate loans. Other fees earned/paid include commitment, amendment, consent, commissions and prepayment penalty fees. Facility, amendment and consent fees are typically amortized as premium and/or accreted as discount over the term of the loan. Commitment, commission and various other fees are recorded as income. Prepayment penalty fees are recorded on the accrual basis. When the Funds buy a floating rate loan it may receive a facility fee and when it sells a floating rate loan it may pay a facility fee. On an ongoing basis, the Funds may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Funds may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Other fees received by the Funds may include covenant waiver fees and covenant modification fees.

The Funds may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loans are usually freely callable at the issuer’s option. The Funds may invest in such loans in the form of participations in loans (“Participations”) and assignments of all or a portion of loans from third parties. Participations typically will result in the Funds having a contractual relationship only with the lender, not with the borrower. The Funds will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower.

In connection with purchasing Participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loans, nor any rights of offset against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which it has purchased the Participation.

As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the Participation. The Funds’ investments in loan participation interests involve the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Funds may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower.

Capital Trusts: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company’s senior debt securities.

Preferred Stock: Certain Funds may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

TBA Commitments: Certain Funds may enter into to-be-announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or

48	FDP SERIES, INC.	MAY 31, 2009

Notes to Financial Statements (continued)

sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Funds’ other assets.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Fund segregates assets in connection with certain investments (e.g., dollar rolls, TBAs beyond normal settlement, swaps or foreign currency exchange contracts), each Fund will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, the Funds may also be required to deliver or deposit securities as collateral for certain investments (e.g., swaps). As part of these agreements, when the value of these investments achieves a previously agreed upon value (minimum transfer amount), each Fund may be required to deliver and/or receive additional collateral.

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds have determined the ex-dividend dates. Interest income is recognized on the accrual basis. The Funds amortize all premiums and discounts on debt securities.

Dividends and Distributions: For MFS Research International FDP Fund, Marsico Growth FDP Fund and Van Kampen Value FDP Fund, dividends and distributions paid by the Funds are recorded on the ex-dividend dates. For Franklin Templeton Total Return FDP Fund, dividends from net investment income are declared daily and paid monthly and distributions of capital gains are recorded on the ex-dividend dates.

Income Taxes: It is each of the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statutes of limitations on the Funds’ US federal tax returns remains open for the four years ended May 31, 2009. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Other: Expenses directly related to each Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Funds are allocated daily to each class based on their relative net assets.

2. Derivative Financial Instruments:

The Funds may engage in various portfolio investment strategies both to increase the return of the Funds and to economically hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counter-party does not perform under the contract. The Funds may mitigate these losses through an ISDA Master Agreement between each Fund and their counterparties. The ISDA Master Agreement allows each Fund to offset their derivative financial instrument’s payables and/or receivables with collateral held with each counterparty. See Note 1 “Segregation and Collateralization” for additional information with respect to collateral practices.

The Funds are subject to credit risk and foreign currency exchange rate risk in the normal course of pursuing their investment objectives by investing in various derivative instruments.

Foreign Currency Exchange Contracts: A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Certain Funds may enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio positions (foreign currency exchange rate risk). Foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the foreign currency backing some of the investments held by a Fund. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that counterparties may not meet the terms of the agreement and market risk of unanticipated movements in the value of a foreign currency relative to the US dollar. In the event of default by the counter-party to the transaction, the Fund’s maximum amount of loss, as either the buyer or seller, is the unrealized loss of the contract.

Swaps: Certain Funds may enter into swap agreements, in which a Fund and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by a Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, a Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the contract, if any. Swap transactions involve, to varying degrees, elements of credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks

FDP SERIES, INC.	MAY 31, 2009	49

Notes to Financial Statements (continued)

involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — Certain Funds may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). A Fund enters into credit default agreements to provide a measure of protection against the default of an issuer (as buyer protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). A Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign) or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, a Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), a Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising of an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. In the event of default by the counterparty to the transaction, a Fund’s maximum amount of loss, as either the buyer or seller, is the fair value of the credit default swap. The aggregate fair value of credit default swaps in a net liability position as of May 31, 2009 in the Franklin Templeton Total Return FDP Fund was $1,499,481 as included in the Schedule of Investments. If a defined credit event had occurred as of May 31, 2009, the credit default swap’s credit-risk-related contingent features, as described above, would have been triggered and the Fund would have been required to pay $1,500,000, which is the notional amount of the credit default swaps in a net liability position that the Fund is the seller less the value of the credit default swap’s underlying issuers or indices.

Derivatives not accounted for as hedging instruments under Financial Accounting Standards Board Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities”:

MFS Research International FDP Fund

Values of Derivative Instruments as of May 31, 2009*

	Asset Derivatives 2009		Liability Derivatives 2009

	Balance Sheet Location	Value	Balance Sheet Location	Value

Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$338	Unrealized depreciation on foreign currency exchange contracts	$1,899

* For open derivative instruments as of May 31, 2009, see the Schedule of Investments, which is also indicative of activity for the year ended May 31, 2009.

The Effect of Derivative Instruments on the Statement of Operations Year Ended May 31, 2009

Net Realized Loss From Derivatives Recognized in Income

Foreign Currency Exchange Contracts

Foreign exchange contracts	$(131,883)

The Effect of Derivative Instruments on the Statement of Operations Year Ended May 31, 2009 (concluded)

Net Change in Unrealized Appreciation on Derivatives Recognized in Income

Foreign Currency Exchange Contracts

Foreign exchange contracts	$(1,561)

Marsico Growth FDP Fund*

The Effect of Derivative Instruments on the Statement of Operations Year Ended May 31, 2009

Net Realized Loss From Derivatives Recognized in Income

Foreign Currency Exchange Contracts

Foreign exchange contracts	$(5,554)

*	As of May 31, 2009, there were no foreign currency exchange contracts outstanding. During the year ended May 31, 2009, the Fund had limited activity in these contracts.

50	FDP SERIES, INC.	MAY 31, 2009

Notes to Financial Statements (continued)

Franklin Templeton Total Return Fund

Values of Derivative Instruments as of May 31, 2009*

	Asset Derivatives 2009		Liability Derivatives 2009

	Balance Sheet Location	Value	Balance Sheet Location	Value

Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$111,865	Unrealized depreciation on foreign currency exchange contracts	$130,535

Credit contracts	Unrealized appreciation on swaps	89,860	Unrealized depreciation on swaps	136,609

Total		$201,725		$267,144

*	For open derivative instruments as of May 31, 2009, see the Schedule of Investments, which is also indicative of activity for the year ended May 31, 2009.

The Effect of Derivative Instruments on the Statement of Operations Year Ended May 31, 2009

Net Realized Gain (Loss) From Derivatives Recognized in Income

	Swaps	Foreign Currency Exchange Contracts	Total

Foreign exchange contracts	—	$2,024,890	$2,024,890

Credit contracts	$(175,883)	—	(175,883)

Total	$(175,883)	$2,024,890	$1,849,007

Net Change in Unrealized Depreciation on Derivatives Recognized in Income

	Swaps	Foreign Currency Exchange Contracts	Total

Foreign exchange contracts	—	$(264,484)	$(264,484)

Credit contracts	$(98,255)	—	(98,255)

Total	$(98,255)	$(264,484)	$(362,739)

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Bank of America Corporation (“BAC”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). BAC became a stockholder of BlackRock following its acquisition of Merrill Lynch & Co., Inc. (“Merrill Lynch”) on January 1, 2009. Prior to that date, both PNC and Merrill Lynch were considered affiliates of the Fund under the 1940 Act. Subsequent to the acquisition, PNC remains an affiliate, but due to the restructuring of Merrill Lynch’s ownership interest of BlackRock, BAC is not deemed to be an affiliate under the 1940 Act.

Each Fund has entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Advisor”), an indirect, wholly owned subsidiary of BlackRock, Inc, to provide investment advisory and administration services.

The Advisor is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services each Fund pays the Advisor a monthly fee at the annual rates set forth below, of the average daily value of each Fund’s net assets.

Investment Advisory Fee

MFS Research International FDP Fund	0.90%
Marsico Growth FDP Fund	0.80%
Van Kampen Value FDP Fund	0.70%
Franklin Templeton Total Return FDP Fund	0.40%

The Advisor has entered into sub-advisory agreements on behalf of each Fund. Pursuant to the sub-advisory agreements, the Advisor pays each sub-advisor for services they provide, a fee that is a percentage of the Advisor’s investment advisory fee at the following rates, based on each Fund’s average daily net assets:

	Sub-Advisor	Sub- Advisory Fee

MFS Research International FDP Fund	Massachusetts Financial Services Company	0.45%

Marsico Growth FDP Fund	Marsico Capital Management LLC	0.40%

Van Kampen Value FDP Fund	Van Kampen Asset Management	0.35%

Franklin Templeton Total Return FDP Fund	Franklin Advisers, Inc.	0.25%

The Advisor has voluntarily agreed to waive and/or reimburse fees and/or expenses in order to limit expenses as a percentage of average daily net assets allocated to each class of each Fund (excluding distribution and/or service fees) so that they will not exceed 1.95%. The Advisor may reduce or discontinue these arrangements at any time without notice. The Advisor did not waive or reimburse any fees or expenses during the year ended May 31, 2009.

FDP SERIES, INC.	MAY 31, 2009	51

Notes to Financial Statements (continued)

For the year ended May 31, 2009, each Fund reimbursed the Advisor for certain accounting services. The reimbursements, which are included in accounting services in the Statements of Operations, were as follows:

Accounting Services

MFS Research International FDP Fund	$2,328
Marsico Growth FDP Fund	$1,989
Van Kampen Value FDP Fund	$2,058
Franklin Templeton Total Return FDP Fund	$3,159

Effective October 1, 2008, the Funds have entered into a Distribution Agreement and Distribution Plans with BlackRock Investments, LLC (“BIL”), which replaced FAM Distributors, Inc. (“FAMD”) and BlackRock Distributors, Inc. and its affiliates (“BDI”) (collectively, the “Distributor”) as the sole distributor of the Funds. FAMD is a wholly owned subsidiary of Merrill Lynch Group, lnc. BIL and BDI are affiliates of BlackRock. The service and distribution fees did not change as a result of this transaction.

Pursuant to the Distribution Plans adopted by the Corporation on behalf of the Funds, in accordance with Rule 12b-1 under the 1940 Act, each Fund pays the Distributor ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

Service Fees	MFS Research International FDP Fund	Marsico Growth FDP Fund	Van Kampen Value FDP Fund	Franklin Templeton Total Return FDP Fund

Investor A	0.25%	0.25%	0.25%	0.25%
Investor B	0.25%	0.25%	0.25%	0.25%
Investor C	0.25%	0.25%	0.25%	0.25%

Distribution Fees

Investor B	0.75%	0.75%	0.75%	0.50%
Investor C	0.75%	0.75%	0.75%	0.55%

Pursuant to sub-agreements with the Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), a wholly owned subsidiary of Merrill Lynch, and the Distributor provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates the Distributor and each broker-dealer for providing shareholder servicing and/or distribution-related services to Investor A, Investor B and Investor C shareholders.

For the year ended May 31, 2009, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Funds’ Investor A Shares as follows. These amounts include payments to Merrill

Lynch from June 1, 2008 to December 31, 2008, when it was considered an affiliate.

	MFS Research International FDP Fund	Marsico Growth FDP Fund	Van Kampen Value FDP Fund	Franklin Templeton Total Return FDP Fund

Investor A Shares	$55,474	$42,672	$41,432	$98,092

For the year ended May 31, 2009, affiliates received contingent deferred sales charges relating to transactions in Investor B and Investor C Shares as follows:

	Investor B	Investor C

MFS Research International FDP Fund	$8,845	$31,807
Marsico Growth FDP Fund	$7,980	$27,213
Van Kampen Value FDP Fund	$7,093	$27,629
Franklin Templeton Total Return FDP Fund	$7,182	$53,280

Furthermore, affiliates received contingent deferred sales charges relating to transactions subject to front-end sales charge waivers as follows:

Investor A

MFS Research International FDP Fund	$825
Marsico Growth FDP Fund	$1,117
Van Kampen Value FDP Fund	$1,075
Franklin Templeton Total Return FDP Fund	$787

MLPF&S received $5,749 in commissions on the execution of portfolio transactions for the Van Kampen Value FDP Fund from June 1, 2008 to December 31, 2008, when it was considered an affiliate.

PNC Global Investment Servicing (U.S.) Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Advisor, serves as the Funds’ transfer agent and dividend disbursing agent. Each class of the Fund bears the cost of transfer agent fees associated with such respective classes. Transfer agency fees borne by each class of the Funds are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Fund, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, certain affiliates provide each Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these

52	FDP SERIES, INC.	MAY 31, 2009

Notes to Financial Statements (continued)

services, these affiliates receive an annual fee per shareholder account which will vary depending on share class. For the year ended May 31, 2009, each Fund paid the following fees in return for these services, which are included in transfer agent fees in the Statements of Operations. These amounts include payments to Merrill Lynch from June 1, 2008, to December 31, 2008, when it was considered an affiliate:

MFS Research International FDP Fund	$106,973
Marsico Growth FDP Fund	$92,788
Van Kampen Value FDP Fund	$92,240
Franklin Templeton Total Return FDP Fund	$127,389

Certain officers and/or directors of the Corporation are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Advisor for compensation paid to the Funds’ Chief Compliance Officer.

4. Investments:

Purchases and sales of investments (including principal paydowns, mortgage dollar rolls and TBA transactions), excluding short-term securities and US government securities for the year ended May 31, 2009 were as follows:

	Purchases	Sales

MFS Research International FDP Fund	$99,012,707	$101,593,069
Marsico Growth FDP Fund	$86,478,110	$92,673,866
Van Kampen Value FDP Fund	$40,918,128	$48,000,552
Franklin Templeton Total Return FDP Fund	$574,779,208	$633,365,481

For the year ended May 31, 2009, purchases and sales of US government securities were as follows:

	Purchases	Sales

Franklin Templeton Total Return FDP Fund	$9,356,411	$14,767,848

For the year ended May 31, 2009, purchases and sales of mortgage dollar rolls were as follows:

	Purchases	Sales

Franklin Templeton Total Return Fund	$294,639,689	$321,429,145

5. Commitments:

Franklin Templeton Total Return FDP Fund may invest in floating rate loans. In connection with these investments, the Fund may, with its Advisor, also enter into unfunded corporate loans (“commitments”). Commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income is recognized ratably over the commitment period. As of May 31, 2009, there were no open commitments.

6. Short-Term Borrowings:

The Corporation, on behalf of the Funds, along with certain other funds managed by the Advisor and its affiliates, is party to a $500 million credit agreement with a group of lenders, which expired November 2008 and was subsequently renewed until November 2009. The Corporation may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Corporation may borrow up to the maximum amount allowable under the Corporation’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Corporation paid its pro rata share of a 0.02% upfront fee on the aggregate commitment amount based on each Fund’s net assets as of October 31, 2008. The Corporation pays a commitment fee 0.08% per annum based on each Fund’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to the higher of the (a) Federal Funds effective rate and (b) reserve adjusted one month LIBOR, plus in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) in effect from time to time. The Funds did not borrow under the credit agreement during the year ended May 31, 2009.

7. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of May 31, 2009 attributable to the characterization of expenses, foreign currency transactions, net operating losses, the accounting for swap agreements, the amortization methods on fixed income securities, reclassification of distributions, gains from the sale of stock of passive foreign investment companies, foreign taxes paid, the classification of investments and accounting for paydowns were reclassified to the following accounts:

	MFS Research International FDP Fund	Marsico Growth FDP Fund	Van Kampen Value FDP Fund	Franklin Templeton Total Return FDP Fund

Paid-in capital	—	$(339,940)	—	—
Undistributed (accumulated) net investment income (loss)	$(116,631)	$339,397	$(5)	$693,832
Accumulated net realized loss	$116,631	$543	$5	$(693,832)

FDP SERIES, INC.	MAY 31, 2009	53

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended May 31, 2009 and May 31, 2008 were as follows:

	MFS Research International FDP Fund	Van Kampen Value FDP Fund	Franklin Templeton Total Return FDP Fund

Ordinary income
5/31/09	$1,761,608	$1,434,917	$10,584,299
5/31/08	$7,249,116	$2,870,514	$8,588,245
Long-term capital gains
5/31/09	$106,765	$146,058	$141,061
5/31/08	$5,481,600	$1,595,896	—

Total
5/31/09	$1,868,373	$1,580,975	$10,725,360

5/31/08	$12,730,716	$4,466,410	$8,588,245

As of May 31, 2009, the tax components of distributable earnings/ accumulated losses were as follows:

	MFS Research International FDP Fund	Marsico Growth FDP Fund	Van Kampen Value FDP Fund	Franklin Templeton Total Return FDP Fund

Undistributed ordinary income	$877,733	—	$494,889	$211,213
Capital loss carryforwards	(12,848,930)	$(23,216,084)	(12,942,826)	(4,564,511)
Net unrealized losses*	(41,901,706)	(14,729,119)	(46,401,316)	(16,393,142)

Total	$(53,872,903)	$(37,945,203)	$(58,849,253)	$(20,746,440)

*

The differences between book-basis and tax-basis net unrealized losses were attributable primarily to the tax deferral on wash sales, the realization of unrealized gains/losses on certain foreign currency contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the deferral of post October currency and capital losses for tax purposes, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the accounting for swaps, book/tax differences in the accrual of income on securities in default, the tax deferral of losses on straddles and the classification of investments.

As of May 31, 2009, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires May 31,	MFS Research International FDP Fund	Marsico Growth FDP Fund	Van Kampen Value FDP Fund	Franklin Templeton Total Return FDP Fund

2015	—	$800,231	—	—
2016	—	722,955	—	—
2017	$12,848,930	21,692,898	$12,942,826	$4,564,511

Total	$12,848,930	$23,216,084	$12,942,826	$4,564,511

8. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Funds’ Statement of Assets and Liabilities.

The MFS Research International FDP Fund invests from time to time a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Please see the Schedule of Investments for concentrations in specific countries.

MFS Research International FDP Fund and Marsico Growth FDP Fund invest a significant portion of their assets in securities in the financial services and information technology industries, respectively. Please see the Schedules of Investments for these securities. Changes in economic conditions affecting the financial services and information technology industries would have a greater impact on these Funds and could affect the value, income and/or liquidity of positions in such securities.

As of May 31, 2009, MFS Research International FDP Fund had the following unaudited industry classifications:

Industry	Percent of Long-Term Investments

Commercial Banks	13%
Oil, Gas & Consumable Fuels	11
Pharmaceuticals	7
Insurance	6
Other*	63

*	All other industries held were less than 5% of long-term investments.

54	FDP SERIES, INC.	MAY 31, 2009

Notes to Financial Statements (continued)

9. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended May 31, 2009		Year Ended May 31, 2008

MFS Research International FDP Fund	Shares	Amount	Shares	Amount

Institutional

Shares sold	118,960	$1,061,598	96,757	$1,332,276
Shares issued to shareholders in reinvestment of dividends and distributions	3,958	44,687	17,898	239,737

Total issued	122,918	1,106,285	114,655	1,572,013
Shares redeemed	(99,661)	(817,590)	(60,930)	(835,284)

Net increase	23,257	$288,695	53,725	$736,729

Investor A

Shares sold and automatic conversion of shares	958,614	$8,201,309	675,473	$9,265,366
Shares issued to shareholders in reinvestment of dividends and distributions	34,428	388,009	170,688	2,278,349

Total issued	993,042	8,589,318	846,161	11,543,715
Shares redeemed	(852,229)	(6,833,113)	(487,062)	(6,667,957)

Net increase	140,813	$1,756,205	359,099	$4,875,758

Investor B

Shares sold	82,562	$683,592	68,366	$938,068
Shares issued to shareholders in reinvestment of dividends and distributions	3,619	40,573	27,356	361,841

Total issued	86,181	724,165	95,722	1,299,909
Shares redeemed and automatic conversion of shares	(171,915)	(1,400,938)	(98,517)	(1,335,266)

Net decrease	(85,734)	$(676,773)	(2,795)	$(35,357)

Investor C

Shares sold	3,516,286	$29,631,127	3,387,737	$46,144,654
Shares issued to shareholders in reinvestment of dividends and distributions	114,657	1,281,886	703,237	9,289,815

Total issued	3,630,943	30,913,013	4,090,974	55,434,469
Shares redeemed	(4,245,712)	(34,532,948)	(2,269,948)	(30,716,218)

Net increase (decrease)	(614,769)	$(3,619,935)	1,821,026	$24,718,251

There is a 2% redemption fee on shares redeemed or exchanged that have been held for 30 days or less. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid-in capital.

	Year Ended May 31, 2009		Year Ended May 31, 2008

Marsico Growth FDP Fund	Shares	Amount	Shares	Amount

Institutional

Shares sold	87,260	$786,174	102,506	$1,262,771
Shares redeemed	(92,838)	(749,841)	(58,485)	(723,393)

Net increase (decrease)	(5,578)	$36,333	44,021	$539,378

Investor A

Shares sold and automatic conversion of shares	604,352	$5,162,259	688,665	$8,480,857
Shares redeemed	(735,589)	(5,949,756)	(475,330)	(5,953,651)

Net increase (decrease)	(131,237)	$(787,497)	213,335	$2,527,206

FDP SERIES, INC.	MAY 31, 2009	55

Notes to Financial Statements (continued)

	Year Ended May 31, 2009		Year Ended May 31, 2008

Marsico Growth FDP Fund (concluded)	Shares	Amount	Shares	Amount

Investor B

Shares sold	52,231	$422,077	75,406	$916,148
Shares redeemed and automatic conversion of shares	(154,205)	(1,228,756)	(99,444)	(1,207,370)

Net decrease	(101,974)	$(806,679)	(24,038)	$(291,222)

Investor C

Shares sold	2,258,391	$18,860,020	3,404,068	$41,328,685
Shares redeemed	(3,760,803)	(30,199,309)	(2,186,349)	(26,728,629)

Net increase (decrease)	(1,502,412)	$(11,339,289)	1,217,719	$14,600,056

	Year Ended May 31, 2009		Year Ended May 31, 2008

Van Kampen Value FDP Fund	Shares	Amount	Shares	Amount

Institutional

Shares sold	104,318	$819,207	134,540	$1,502,316
Shares issued resulting from reinvestment of dividends and distributions	7,406	55,762	9,231	105,087

Total issued	111,724	874,969	143,771	1,607,403
Shares redeemed	(114,607)	(803,011)	(60,004)	(649,486)

Net increase (decrease)	(2,883)	$71,958	83,767	$957,917

Investor A

Shares sold and automatic conversion of shares	735,046	$5,494,455	917,481	$10,146,962
Shares issued resulting from reinvestment of dividends and distributions	54,112	410,113	77,571	882,764

Total issued	789,158	5,904,568	995,052	11,029,726
Shares redeemed	(924,748)	(6,584,130)	(417,948)	(4,541,412)

Net increase (decrease)	(135,590)	$(679,562)	577,104	$6,488,314

Investor B

Shares sold	66,561	$484,645	109,107	$1,210,217
Shares issued resulting from reinvestment of dividends and distributions	3,731	28,888	10,469	118,796

Total issued	70,292	513,533	119,576	1,329,013
Shares redeemed and automatic conversion of shares	(177,673)	(1,273,951)	(103,771)	(1,125,762)

Net increase (decrease)	(107,381)	$(760,418)	15,805	$203,251

Investor C

Shares sold	2,707,358	$20,174,622	4,342,590	$47,861,001
Shares issued resulting from reinvestment of dividends and distributions	127,626	984,376	278,968	3,159,757

Total issued	2,834,984	21,158,998	4,621,558	51,020,758
Shares redeemed	(4,533,866)	(32,249,838)	(1,958,259)	(21,172,307)

Net increase (decrease)	(1,698,882)	$(11,090,840)	2,663,299	$29,848,451

56	FDP SERIES, INC.	MAY 31, 2009

Notes to Financial Statements (concluded)

	Year Ended May 31, 2009		Year Ended May 31, 2008

Franklin Templeton Total Return FDP Fund	Shares	Amount	Shares	Amount

Institutional

Shares sold	83,857	$751,685	110,399	$1,084,614
Shares issued resulting from reinvestment of dividends and distributions	20,753	179,594	14,056	138,826

Total issued	104,610	931,279	124,455	1,223,440
Shares redeemed	(158,609)	(1,387,643)	(72,321)	(712,370)

Net increase (decrease)	(53,999)	$(456,364)	52,134	$511,070

Investor A

Shares sold and automatic conversion of shares	643,582	$5,867,573	1,204,560	$11,859,252
Shares issued resulting from reinvestment of dividends and distributions	223,159	1,932,814	160,312	1,583,698

Total issued	866,741	7,800,387	1,364,872	13,442,950
Shares redeemed	(1,838,270)	(16,039,163)	(821,910)	(8,105,574)

Net increase (decrease)	(971,529)	$(8,238,776)	542,962	$5,337,376

Investor B

Shares sold	28,935	$262,384	68,767	$676,588
Shares issued resulting from reinvestment of dividends and distributions	20,319	175,858	16,978	167,697

Total issued	49,254	438,242	85,745	844,285
Shares redeemed and automatic conversion of shares	(194,318)	(1,702,892)	(107,205)	(1,058,393)

Net decrease	(145,064)	$(1,264,650)	(21,460)	$(214,108)

Investor C

Shares sold	2,322,213	$21,016,699	5,998,304	$59,084,830
Shares issued resulting from reinvestment of dividends and distributions	861,716	7,448,990	602,796	5,955,309

Total issued	3,183,929	28,465,689	6,601,100	65,040,139
Shares redeemed	(8,227,178)	(71,873,656)	(3,602,519)	(35,537,104)

Net increase (decrease)	(5,043,249)	$(43,407,967)	2,998,581	$29,503,035

FDP SERIES, INC.	MAY 31, 2009	57

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of FDP Series, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of FDP Series, Inc. (the “Corporation”) comprising MFS Research International FDP Fund, Marsico Growth FDP Fund, Van Kampen Value FDP Fund and Franklin Templeton Total Return FDP Fund, as of May 31, 2009, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Corporation for the period ended May 31, 2006 were audited by other auditors whose report, dated July 19, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2009, by correspondence with the custodian and financial intermediaries; where replies were not received from financial intermediaries, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting FDP Series, Inc. as of May 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
July 24, 2009

58	FDP SERIES, INC.	MAY 31, 2009

Important Tax Information

The following information is provided with respect to the distributions paid by FDP Series, Inc. during fiscal year ended May 31, 2009:

	Payable Date/ Month(s) Paid	MFS Research International		Van Kampen Value	Franklin Templeton Total Return

Qualified Dividend Income for Individuals†	August 22, 2008	100.00	%††	100.00%	—
	December 5, 2008	—		100.00%	—

Dividends Qualifying for the Dividend-	August 22, 2008	—		100.00%	—
Received Deduction for Corporations†	December 5, 2008	—		100.00%	—

Foreign Source Income	August 22, 2008	89.94	%††	—	—

Foreign Taxes Paid Per Share†††	August 22, 2008	$0.045837		—	—

Long-Term Capital Gain Distributed	August 22, 2008	$0.007445		$0.009243	—
Per Share	December 24, 2008	—		—	$0.007752

Short-Term Capital Gain Dividends	August 22, 2008	39.00%		—	—
for Non-U.S. Residents*†	December 24, 2008	—		—	30.58%

Interest-Related Dividends	June 2008 – August 2008	—		—	65.61%
for Non-U.S. Residents*†	September 2008	—		—	63.60%
	October 2008 – December 2008	—		—	58.76%
	January 2009 – May 2009	—		—	100.00%

Federal Obligation Interest**†	August 22, 2008	—		5.11%	—
	December 5, 2008	—		2.88%	—
	June 2008 – May 2009	—		—	1.46%

†	Expressed as a percentage of ordinary income distributions.

††	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

†††

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

*	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

**

The law varies in each state as to whether and what percentage of dividend income attributable to Federal Obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

FDP SERIES, INC.	MAY 31, 2009	59

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Non-Interested Directors[1]

Robert M. Hernandez 40 East 52nd Street New York, NY 10022 1944	Chairman of the Board, Director and Member of the Audit Committee	Since 2007	Formerly Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001.	35 Funds 101 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemical); RTI International Metals, Inc. (metals); TYCO Electronics (electronics)

Fred G. Weiss 40 East 52nd Street New York, NY 10022 1941	Vice Chairman of the Board, Chairman of the Audit Committee and Director	Since 2007

Managing Director, FGW Associates (consulting and investment company) since 1997; Director, Michael J. Fox Foundation for Parkinson’s Research since 2000; Formerly Director of BTG International Plc (a global technology commercialization company) from 2001 to 2007.

				35 Funds 101 Portfolios	Watson Pharmaceutical Inc.

James H. Bodurtha 40 East 52nd Street New York, NY 10022 1944	Director	Since 2007	Director, The China Business Group, Inc. (consulting firm) since 1996 and formerly Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	35 Funds 101 Portfolios	None

Bruce R. Bond 40 East 52nd Street New York, NY 10022 1946	Director	Since 2007

Formerly Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Formerly Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.

				35 Funds 101 Portfolios	None

Donald W. Burton 40 East 52nd Street New York, NY 10022 1944	Director	Since 2007

Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.

				35 Funds 101 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)

Honorable Stuart E. Eizenstat 40 East 52nd Street New York, NY 10022 1943	Director	Since 2007

Partner and Head of International Practice, Covington and Burling (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company since 2002; Advisory Board Member, BT Americas (telecommunications) since 2004; Member of the Board of Directors, Chicago Climate Exchange (environmental) since 2006; Member of the International Advisory Board, GML (energy) since 2003.

				35 Funds 101 Portfolios	Alcatel-Lucent (telecommunications); Global Climate Exchange (environmental ); UPS Corporation (delivery service)

Kenneth A. Froot 40 East 52nd Street New York, NY 10022 1957	Director	Since 2007	Professor, Harvard University since 1992.	35 Funds 101 Portfolios	None

John F. O’Brien 40 East 52nd Street New York, NY 10022 1943	Director	Since 2007

Trustee, Woods Hole Oceanographic Institute since 2003; Formerly Director, Allmerica Financial Corporation from 1995 to 2003; Formerly Director, ABIOMED from 1989 to 2006; Formerly Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.

				35 Funds 101 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

60	FDP SERIES, INC.	MAY 31, 2009

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Non-Interested Directors[1] (concluded)

Roberta Cooper Ramo 40 East 52nd Street New York, NY 10022 1942	Director	Since 2007

Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc. (retail) since 2000; Director of ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; Formerly President, American Bar Association from 1995 to 1996.

				35 Funds 101 Portfolios	None

Jean Margo Reid 40 East 52nd Street New York, NY 10022 1945	Director	Since 2007

Self-employed consultant since 2001; Director and Secretary, SCB, Inc. (holding company) since 1998; Director and Secretary, SCB Partners, Inc. (holding company) since 2000; Formerly Director, Covenant House (non-profit) from 2001 to 2004.

				35 Funds 101 Portfolios	None

David H. Walsh 40 East 52nd Street New York, NY 10022 1941	Director	Since 2007

Director, National Museum of Wildlife Art since 2007; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Trustee, University of Wyoming Foundation since 2008; Director, The American Museum of Fly Fishing since 1997; Formerly Director, The National Audubon Society from 1998 to 2005.

				35 Funds 101 Portfolios	None

Richard R. West 40 East 52nd Street New York, NY 10022 1938	Director and Member of the Audit Committee	Since 2007	Dean Emeritus, New York University’s Leonard N. Stern School of Business Administration since 1995.	35 Funds 101 Portfolios	Bowne & Co., Inc. (financial printers); Vornado Realty Trust (real estate company); Alexander’s Inc. (real estate company)

[1]	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain directors as joining the Funds’ board in 2007, each director first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 2000; Jean Margo Reid, 2004; David H. Walsh, 2003; Fred G. Weiss, 1998; and Richard R. West, 1978.

FDP SERIES, INC.	MAY 31, 2009	61

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Interested Directors[1]

Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	Director	Since 2007

Managing Director, BlackRock, Inc. since 2005; Formerly Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Formerly Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Formerly Chairman, SSR Realty from 2000 to 2004.

				175 Funds 285 Portfolios	None

Laurence D. Fink 40 East 52nd Street New York, NY 10022 1952	Director	Since 2007

Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.

				35 Funds 101 Portfolios	None

Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Director	Since 2007

Consultant, BlackRock, Inc. from 2007 to 2008; Formerly Managing Director, BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; Formerly President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end Funds in the BlackRock fund complex from 1989 to 2006.

				175 Funds 285 Portfolios	None

[1]

Messrs. Davis and Fink are both “interested persons,” as defined in the Investment Company Act of 1940, of the Funds based on their positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Funds based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

62	FDP SERIES, INC.	MAY 31, 2009

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past Five Years

Fund Officers[1]

Donald C. Burke 40 East 52nd Street New York, NY 10022 1960	President and Chief Executive Officer	Since 2007

Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) in 2006, First Vice President thereof from 1997 to 2005, Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	Vice President	Since 2007	Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2006; Formerly Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	Since 2007

Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.) from 1992 to 2006.

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	Since 2007

Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of the MLIM/FAM-advised Funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer of the Fund	Since 2007

Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Formerly Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004.

Howard B. Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	Since 2007	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; Formerly General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

[1] Officers of the Funds serve at the pleasure of the Board of Directors.

Further information about the Funds’ Officers and Directors is available in the Funds’ Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent
PNC Global Investment
Servicing (U.S.) Inc.
Wilmington, DE 19809

Accounting Agent
State Street Bank and
Trust Company
Princeton, NJ 08540

Independent Registered Public
Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019

Address of the Funds
100 Bellevue Parkway
Wilmington, DE 19809

Effective July 31, 2009, Donald C. Burke, President and Chief Executive Officer of the Funds will retire. The Funds’ Board of Directors wishes Mr. Burke well in his retirement.

Effective August 1, 2009, Anne F. Ackerley will become President and Chief Executive Officer of the Funds.

FDP SERIES, INC.	MAY 31, 2009	63

Additional Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock website at
    http://www.blackrock.com/edelivery

2) Click on the applicable link and follow the steps to sign up

3) Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

64	FDP SERIES, INC.	MAY 31, 2009

Additional Information (concluded)

General Information (concluded)

Availability of Proxy Voting Record

Information about how the Funds vote proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

FDP SERIES, INC.	MAY 31, 2009	65

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio
BlackRock Asset Allocation Portfolio†
BlackRock Aurora Portfolio
BlackRock Balanced Capital Fund†
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Energy & Resources Portfolio
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Growth Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund†
BlackRock Global Dynamic Equity Fund
BlackRock Global Emerging Markets Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Healthcare Fund
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Diversification Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio
BlackRock International Value Fund
BlackRock Large Cap Core Fund
BlackRock Large Cap Core Plus Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Science & Technology Opportunities Portfolio
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Funds

BlackRock Bond Portfolio
BlackRock Emerging Market Debt Portfolio
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Income Portfolio†
BlackRock Income Builder Portfolio†
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Long Duration Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Strategic Income Portfolio
BlackRock Total Return Fund
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios
Conservative Prepared Portfolio
Moderate Prepared Portfolio
Growth Prepared Portfolio
Aggressive Growth Prepared Portfolio
BlackRock Lifecycle Prepared Portfolios
Prepared Portfolio 2010
Prepared Portfolio 2015
Prepared Portfolio 2020
Prepared Portfolio 2025
Prepared Portfolio 2030
Prepared Portfolio 2035
Prepared Portfolio 2040
Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

66	FDP SERIES, INC.	MAY 31, 2009

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

#FDPS-5/09

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez
Fred G. Weiss
Richard R. West

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

Franklin Templeton Total Return FDP Fund	$38,300	$35,300	$0	$0	$6,100	$6,100	$1,028	$1,049
Marsico Growth FDP Fund	$29,500	$29,300	$0	$0	$6,100	$6,100	$1,028	$1,049
MFS Research International FDP Fund	$31,700	$31,300	$0	$0	$12,398	$7,224	$1,028	$1,049
Van Kampen Value FDP Fund	$29,500	$29,300	$0	$0	$6,100	$6,100	$1,028	$1,049

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services include tax compliance, tax advice and tax planning.

3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

     The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

     Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

Franklin Templeton Total Return FDP Fund	$414,628	$412,149
Marsico Growth FDP Fund	$414,628	$412,149
MFS Research International FDP Fund	$420,926	$413,273
Van Kampen Value FDP Fund	$414,628	$412,149

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $407,500, 0%

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –

Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – See Item 2

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FDP Series, Inc.

By:	/s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer of
FDP Series, Inc.

Date: July 15, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer (principal executive officer) of
FDP Series, Inc.

Date: July 15, 2009

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
FDP Series, Inc.

Date: July 15, 2009